As filed with the U.S. Securities and Exchange Commission on March 19, 2024
Securities Act Registration No.
333
-
Investment Company Registration
No. 811-21293

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2

☒	Registration Statement under the Securities Act of 1933:

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.

and

☒	Registration Statement under the Investment Company Act of 1940:

☒	Amendment No. 9

Nuveen Preferred & Income Opportunities Fund
Exact Name of Registrant as Specified in the Declaration of Trust

333 West Wacker Drive Chicago, Illinois 60606
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
(800)
257-8787
Registrant’s Telephone Number, including Area Code
Mark L. Winget
Vice President and Secretary
333 West Wacker Drive
Chicago, Illinois 60606
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Eric S. Purple, Esquire	Joel D. Corriero, Esquire	Eric F. Fess
Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W., Suite 700 Washington, D.C. 20006	Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, Pennsylvania 19103	Chapman and Cutler LLP 111 West Monroe Chicago, Illinois 60603
Approximate Date of Commencement of Proposed Public Offering:
From time to time after the effective date of this Registration Statement.

☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☒ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☒ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box)
☐ when declared effective pursuant to Section 8(c) of the Securities Act.
If appropriate, check the following box:
☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective] amendment [registration statement].
☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

.
☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

.
☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

.
Check each box that appropriately characterizes the Registrant:
☒ Registered
Closed-End
Fund
(closed-end
company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐ Business Development Company
(closed-end
company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐ Interval Fund (Registered
Closed-End
Fund or a Business Development Company that makes periodic repurchase offers under Rule
23c-3
under the Investment Company Act).
☒ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☒ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐ Emerging Growth Company (as defined by Rule
12b-2
under the Securities Exchange Act of 1934 (“Exchange Act”).
☐ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

PRELIMINARY BASE PROSPECTUS

Common Shares
Preferred Shares
Rights to Purchase Common Shares

Nuveen Preferred & Income Opportunities Fund

The Offering
.
 Nuveen Preferred & Income Opportunities Fund (the “Fund”) is offering, on an immediate, continuous or delayed basis, in one or more offerings, common shares (“Common Shares”), preferred shares (“Preferred Shares”), and/or subscription rights to purchase Common Shares (“Rights,” and collectively with Common Shares and Preferred Shares, “Securities”), in any combination. The Fund may offer and sell such Securities directly to one or more purchasers, to or through underwriters, through dealers or agents that the Fund designates from time to time, or through a combination of these methods. The prospectus supplement relating to any offering of Securities will describe such offering, including, as applicable, the names of any underwriters, dealers or agents and information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. The prospectus supplement relating to any Rights offering will set forth the number of Common Shares issuable upon the exercise of each Right (or number of Rights) and the other terms of such Rights offering. For more information about the manners in which the Fund may offer Securities, see “Plan of Distribution.”

The Fund
.
 The Fund is a diversified,
closed-end
management investment company. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return. There can be no assurance that the Fund will achieve its investment objectives or that the Fund’s investment strategies will be successful.

This Prospectus, together with any related prospectus supplement, sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. Investing in Securities involves risks, including the risks associated with the Fund’s use of leverage. You could lose some or all of your investment. You should consider carefully these risks together with all of the other information in this Prospectus and any related prospectus supplement before making a decision to purchase any of the Securities. See “Risk Factors” beginning on page 11.

Common Shares are listed on the New York Stock Exchange (the “NYSE”). The trading or “ticker” symbol of the Common Shares is “JPC.” The closing price of the Common Shares, as reported by the NYSE on March 6, 2024, was $7.14 per Common Share. The net asset value of the Common Shares at the close of business on that same date was $7.93 per Common Share. Preferred Shares and/or Rights issued by the Fund may also be listed on a securities exchange.

* * *

You should read this Prospectus, together with any related prospectus supplement, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated March 19, 2024 (the “SAI”), containing additional information about the Fund has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the
SAI, annual and
semi-annual reports to shareholders and other information about the Fund and make shareholder inquiries by calling
(800) 257-8787,
by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus, except to the extent specifically incorporated by reference herein. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).

The date of this Prospectus is March 19, 2024.

The Securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should rely only on the information contained or incorporated by reference into this Prospectus and any related prospectus supplement. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus and any related prospectus supplement is accurate as of any date other than the dates on their covers. The Fund will update this Prospectus to reflect any material changes to the disclosures herein.

FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. Neither the Fund nor its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition. The Fund acknowledges that, notwithstanding the foregoing, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as the Fund.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and any related prospectus supplement and in the Statement of Additional Information (the “SAI”).

The Fund	Nuveen Preferred & Income Opportunities Fund (the “Fund”) is a diversified, closed-end
management investment company. See “The Fund.” The Fund’s common shares, $0.01 par value per share (“Common Shares”), are traded on the New York Stock Exchange (the “NYSE”) under the symbol “JPC.” Preferred Shares and/or Rights issued by the Fund may also be listed on a securities exchange.

The closing price of the Common Shares, as reported by the NYSE on March 6, 2024, was $7.14 per Common Share. The net asset value (“NAV”) of the Common Shares at the close of business on that same date was $7.93 per Common Share. As of February 29, 2024, the Fund had 319,483,952 Common Shares outstanding and net assets of $2,524,986,459. See “Description of Shares.”

The Offering	The Fund may offer, from time to time, in one or more offerings, Common Shares, preferred shares (“Preferred Shares”), and/or subscription rights to purchase Common Shares (“Rights,” and collectively with Common Shares and Preferred Shares, “Securities”), in any combination, on terms to be determined at the time of the offering. The Fund may offer and sell such Securities directly to one or more purchasers, to or through underwriters, through dealers or agents that the Fund designates from time to time, or through a combination of these methods. The prospectus supplement relating to any offering of Securities will describe such offering, including, as applicable, the names of any underwriters, dealers or agents and information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which the Fund may offer Securities, see “Plan of Distribution.” The prospectus supplement relating to any Rights offering will set forth the number of Common Shares issuable upon the exercise of each Right (or number of Rights) and the other terms of such Rights offering. The minimum price on any day at which the Common Shares may be sold will not be less than the NAV per Common Share at the time of the offering plus the per share amount of any underwriting commission or discount; provided that Rights offerings that meet certain conditions may be offered at a price below the then current NAV. See “Rights Offerings.”

The Fund may not sell any Securities through agents, underwriters or dealers without delivery, or deemed delivery, of a prospectus, including the appropriate prospectus supplement, describing the method and terms of the particular offering of such Securities. You

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should read this Prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

Investment Objectives and Policies	Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Investment Objectives” and “—Investment Policies,” as such investment objectives and investment policies may be supplemented from time to time, which are incorporated by reference herein, for a discussion of the Fund’s investment objectives and policies.

There can be no assurance that such strategies will be successful. For a more complete discussion of the Fund’s portfolio composition and its corresponding risks, see “The Fund’s Investments” and “Risk Factors.”

Investment Adviser	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser, is responsible for overseeing the Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2023, Nuveen managed approximately $1.2 trillion in assets, of which approximately $140.2 billion was managed by Nuveen Fund Advisors.

Sub-Adviser	Nuveen Asset Management, LLC (“Nuveen Asset Management”) serves as the Fund’s sub-adviser.
Nuveen Asset Management, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Fund Advisors. Nuveen Asset Management oversees the day-to-day
investment operations of the Fund.

Use of Leverage	The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may source leverage through a number of methods, including the issuance of Preferred Shares, borrowings, including loans from certain financial institutions, and/or the issuance of debt securities (subject to certain investment restrictions), entering into reverse repurchase agreements (effectively a secured borrowing) and investment in inverse floating rate securities. The Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure.

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Currently, the Fund employs leverage through its outstanding Taxable Fund Preferred Shares (“TFP Shares”), which have seniority over the Common Shares. The Fund also currently employs leverage through bank borrowings and reverse repurchase agreements. As of January 31, 2024, the Fund’s leverage through Preferred Shares, borrowings and reverse repurchase agreements was approximately 38% of its Managed Assets.

The Fund may reduce or increase leverage based upon changes in market conditions and anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Fund’s holdings. So long as the rate of net income received on the Fund’s investments exceeds the then current expense on any leverage, leverage will generate more net income than if the Fund had not used leverage. If so, the excess net income will be available to pay higher distributions to holders of Common Shares (“Common Shareholders”). However, if the rate of net income received from the Fund’s portfolio investments is less than the then current expense on outstanding leverage, the Fund may be required to utilize other Fund assets to make expense payments on outstanding leverage, which may result in a decline in Common Share NAV and reduced net investment income available for distribution to Common Shareholders.

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of its fee to Nuveen Asset Management) based on a percentage of Managed Assets. Managed Assets for this purpose includes the proceeds realized and managed from the Fund’s use of leverage as set forth in the Fund’s investment management agreement. Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s use of leverage, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Nuveen Fund Advisors and Nuveen Asset Management are responsible for using leverage to pursue the Fund’s investment objectives, and base their decision regarding whether and how much leverage to use for the Fund on their assessment of whether such use of leverage will advance the Fund’s investment objectives. However, a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Nuveen Fund Advisors’ and Nuveen Asset Management’s fees. Thus, Nuveen Fund Advisors and Nuveen Asset Management may have a conflict of interest in determining whether the Fund should use or increase leverage. Nuveen Fund Advisors and Nuveen Asset Management will seek to manage that potential conflict by only employing or increasing the Fund’s use of leverage when they determine that such increase is in the best interest of the Fund and is consistent with the Fund’s investment objectives, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees (the “Board”).

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The use of leverage creates additional risks for Common Shareholders, including increased variability of the Fund’s NAV, net income and distributions in relation to market changes. There is no assurance that the Fund will continue to use leverage or that the Fund’s use of leverage will work as planned or achieve its goals.

Distributions	The Fund pays regular monthly cash distributions to Common Shareholders (stated in terms of a fixed cents per Common Share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distributions and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. If a distribution includes anything other than net investment income, the Fund provides a notice of the best estimate of its distribution sources at the time. See “Distributions.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

Custodian and Transfer Agent	State Street Bank and Trust Company serves as the Fund’s custodian, and Computershare Inc. and Computershare Trust Company, N.A. serves as the Fund’s transfer agent for the Common Shares. The corresponding agent for any Preferred Shares will be identified in the related prospectus supplement. See “Custodian and Transfer Agent.”

Risk Factors	Investment in the Fund involves risk. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Principal Risks of the Funds,” as such principal risks may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the principal risks you should consider before making an investment in the Fund. The specific risks applicable to a particular offering of Securities will be set forth in the related prospectus supplement.

Use of Proceeds	Unless otherwise specified in a prospectus supplement, the Fund will use the net proceeds from any offering of Securities, pursuant to this Prospectus, to make investments in accordance with the Fund’s investment objectives. See “Use of Proceeds.”

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Federal Income Tax	The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to a RIC under Subchapter M of the Code the Fund must, among other requirements, derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis
failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income (including its net capital gain) would be subject to tax at the 21% regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of any Fund taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends. While the Fund may invest in municipal securities the interest income from which is exempt from regular federal income tax, the Fund does not expect to satisfy the requirements to pay exempt-interest dividends to shareholders.

See “Fund Tax Risk,” as contained in the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Principal Risks of the Funds—Fund Level and Other Risks,” and see “Tax Matters” below.

Governing Law	The Fund’s Declaration of Trust (the “Declaration of Trust”) is, and each Statement and Statement Supplement for Preferred Shares will be, governed by the laws of the Commonwealth of Massachusetts.

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SUMMARY OF FUND EXPENSES

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Updated Disclosures for Funds with an Effective Shelf Offering Registration Statement—Summary of Fund Expenses,” which is incorporated by reference herein, for a discussion of fees and expenses of the Fund.

FINANCIAL HIGHLIGHTS

The Fund’s financial highlights for the fiscal years ended July 31, 2023, July 31, 2022, July 31, 2021, July 31, 2020, and July 31, 2019, are incorporated by reference from the Fund’s Annual Report for the fiscal year ended July 31, 2023 (File
No. 811-21293),
as filed with the SEC on Form
N-CSR
on October 6, 2023. The financial highlights for each of these fiscal years have been derived from financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, for the last five fiscal years. The Fund’s financial highlights for the fiscal years ended July 31, 2018, July 31, 2017, July 31, 2016, July 31, 2015, and July 31, 2014, are incorporated by reference from the Fund’s Annual Report for the fiscal year ended July 31, 2018 (File
No. 811-21293),
as filed with the SEC on Form
N-CSR
on October 5, 2018.

TRADING AND NET ASSET VALUE INFORMATION

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Updated Disclosures for Funds with an Effective Shelf Offering Registration Statement—Trading and Net Asset Value Information,” which is incorporated by reference herein, for a discussion of the following information for the periods indicated: (i) the high and low sales prices for Common Shares reported as of the end of the day on the NYSE, (ii) the high and low net asset values of Common Shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of Common Shares.

The net asset value per Common Share, the market price, and percentage of premium/(discount) to net asset value per Common Share on March 6, 2024, was $7.93, $7.14 and (9.96)%, respectively. As of February 29, 2024, the Fund had 319,483,952 Common Shares outstanding and net assets of $2,524,986,459.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on January 27, 2003, pursuant to the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts. The Fund’s Common Shares are listed on the NYSE under the symbol “JPC.” Preferred Shares and/or Rights issued by the Fund may also be listed on a securities exchange.

The following provides information about the Fund’s outstanding Common Shares and Preferred Shares as of February 29, 2024:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	0	319,483,952
Preferred Shares	Unlimited	—	—
TFP Series A	150,000	0	150,000
TFP Series B	270,000	0	270,000

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USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, the net proceeds from any offering will be invested in accordance with the Fund’s investment objectives and policies as stated below. Pending investment, the timing of which may vary depending on the size of the investment but in no case is expected to exceed 30 days, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government or its agencies or instrumentalities or in high-quality, short-term money market instruments. See “Use of Leverage.”

THE FUND’S INVESTMENTS

Investment Objectives and Policies

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Investment Objectives” and “—Investment Policies,” as such investment objectives and investment policies may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the Fund’s investment objectives and policies.

Portfolio Composition and Other Information

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Investment Policies—Portfolio Contents,” as such portfolio contents may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the investments principally included in the Fund’s portfolio. More detailed information about the Fund’s portfolio investments are contained in the SAI under “The Fund’s Investments.”

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. For the fiscal year ended July 31, 2023, the Fund’s portfolio turnover rate was 15%. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in Nuveen Asset Management’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” disclosed in the Fund’s most recent annual report on Form N-CSR, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

Other Policies

Certain investment policies specifically identified in the SAI as such are considered fundamental and may not be changed without shareholder approval. See “Investment Restrictions” in the SAI.

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USE OF LEVERAGE

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act, including the following forms of leverage: (a) the issuance of Preferred Shares; (b) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities (subject to certain investment restrictions); (c) engaging in reverse repurchase agreements and economically similar transactions; and (d) entering into inverse floating rate securities. The Fund also may borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Currently, the Fund employs leverage through its outstanding TFP Shares, which have seniority over the Common Shares. The Fund also currently employs leverage through bank borrowings and reverse repurchase agreements.

The timing and terms of any leverage transaction are determined by the Fund’s Board, and may vary with prevailing market or economic conditions. If the Fund issues Preferred Shares, such preferred securities, voting as a separate class, would have the right to elect at least two Board members at all times and to elect a majority of the Board members in the event two full years’ dividends on the Preferred Shares are unpaid. In each case, the remaining Board members would be elected by holders of Common Shares and Preferred Shares voting together as a single class. The holders of Preferred Shares would vote as a separate class or classes on certain other matters as required under each Fund’s Declaration of Trust, the 1940 Act and Massachusetts law.

The Preferred Shares have seniority over the Common Shares. Changes in the value of the Fund’s bond portfolio, including costs attributable to Preferred Shares, will be borne entirely by Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per Common Share to a greater extent than if the Fund were not leveraged. For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and Preferred Shares in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to Preferred Shares (instead of solely tax-exempt
income), the Fund will likely have to pay higher total dividends to shareholders of Preferred Shares (the “Preferred Shareholders”) or make special payments to Preferred Shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the Common Shareholders.

The Fund may reduce or increase leverage based upon changes in market conditions and anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Fund’s holdings. So long as the net rate of income received on the Fund’s investments purchased with leverage proceeds exceeds the then current expense on any leverage, the investment of leverage proceeds will generate more net income than if the Fund had not used leverage. If so, the excess net income will be available to pay higher distributions to Common Shareholders. However, if the rate of net income received from the Fund’s portfolio investments purchased with leverage is less than the then current expense on outstanding leverage, the Fund may be required to utilize other Fund assets to make expense payments on outstanding leverage, which may result in a decline in Common Share NAV and reduced net investment income available for distribution to Common Shareholders. See “Leverage Risk,” as such risk is contained in the section of the Fund’s most recent annual report on Form
N-CSR
entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds— Principal Risks of the Funds—Fund Level and Other Risks.”

Following an offering of additional Common Shares from time to time, the Fund’s leverage ratio will decrease as a result of the increase in net assets attributable to Common Shares. The Fund’s leverage ratio may decline further to the extent that the net proceeds of an offering of Common Shares are used to reduce the Fund’s leverage. A lower leverage ratio may result in lower (higher) returns to Common Shareholders over a period of time to the extent that net returns on the Fund’s investment portfolio exceed (fall below) its cost of leverage over that period, which lower (higher) returns may impact the level of the Fund’s distributions. See “Leverage Risk,”

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as such risk is contained in the section of the Fund’s most recent annual report on Form
N-CSR
entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds— Principal Risks of the Funds—Fund Level and Other Risks.”

The Fund may use derivatives, such as interest rate swaps with varying terms, in order to manage the interest rate expense associated with all or a portion of its leverage. Interest rate swaps are bi-lateral
agreements whereby parties agree to exchange future payments, typically based upon the differential of a fixed rate and a variable rate, on a specified notional amount. Interest rate swaps can enable a Fund to effectively convert its variable leverage expense to fixed, or vice versa. For example, if the Fund issues leverage having a short-term floating rate of interest, the Fund could use interest rate swaps to hedge against a rise in the short-term benchmark interest rates associated with its outstanding leverage. In doing so, the Fund would seek to achieve lower leverage costs, and thereby enhance Common Share distributions, over an extended period, which would be the result if short-term interest rates on average exceed the fixed interest rate over the term of the swap. To the extent the fixed swap rate is greater than short-term market interest rates on average over the period, overall costs associated with leverage will increase (and thereby reduce distributions to Common Shareholders) than if the Fund had not entered into the interest rate swap(s).

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to Nuveen Asset Management) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of most types of leverage (excluding the leverage exposure attributable to the use of futures, swaps and similar derivatives). Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage (including instruments like inverse floating rate securities and reverse repurchase agreements), it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objective. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets, and in turn Nuveen Fund Advisors’ and Nuveen Asset Management’s fees. Thus, Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by using leverage only when it determines that it would be in the best interests of the Fund and its Common Shareholders, and by periodically reviewing with the Board the Fund’s performance, the Fund’s degree of overall use of leverage and the impact of the use of leverage on that performance.

The 1940 Act generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; however, the term does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made for temporary purposes and in an amount not exceeding five percent of the value of the Fund’s total assets. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Under the 1940 Act, the Fund is not permitted to issue “senior securities representing indebtedness” if, immediately after the issuance of such senior securities representing indebtedness, the asset coverage ratio with respect to such senior securities would be less than 300%. “Senior securities representing indebtedness” include borrowings (including loans from financial institutions); debt securities; and other derivative investments or transactions such as reverse repurchase agreements and investments in inverse floating rate securities to the extent the Fund has not fully covered, segregated or earmarked cash or liquid assets having a market value at least equal to its future obligation under such instruments. With respect to any such senior securities representing indebtedness, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities representing indebtedness issued by the Fund.

9

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are Preferred Shares if, immediately after the issuance of Preferred Shares, the asset coverage ratio with respect to such Preferred Shares would be less than 200%. With respect to any such Preferred Shares, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate liquidation preference of such Preferred Shares.

The Fund is limited by certain investment restrictions and may borrow money from a bank for temporary or emergency purposes or for repurchase of its shares only in an amount not exceeding one-third
of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings). See “Investment Restrictions” in the SAI. These restrictions are fundamental and may not be changed without the approval of Common Shares and Preferred Shares voting together as a single class.

If the asset coverage with respect to any senior securities issued by the Fund declines below the required ratios discussed above (as a result of market fluctuations or otherwise), the Fund may sell portfolio securities when it may be disadvantageous to do so.

Certain types of leverage used by the Fund may result in the Fund being subject to certain covenants, asset coverage and, or other portfolio composition limits by its lenders, Preferred Shares purchasers, liquidity providers, rating agencies that may rate Preferred Shares, or reverse repurchase agreement counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may affect whether the Fund is able to maintain its desired amount of leverage. At this time, Nuveen Fund Advisors does not believe that any such potential investment limitations will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies.

Effects of Leverage

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareh ol
der Update—Current Investment Objectives, Investment Policies and Principal Risks of the Fund
s
—Effects of Leverage,” as such may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the effects of leverage.

10

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Principal Risks of the Funds,” as such principal risks may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the principal risks you should consider before making an investment in the Fund. The specific risks applicable to a particular offering of Securities will be set forth in the related prospectus supplement.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the management of the Fund, including supervision of the duties performed by Nuveen Fund Advisors and Nuveen Asset Management. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser,
Sub-Adviser
and Portfolio Manager

Investment Adviser.
 Nuveen Fund Advisors, LLC, the Fund’s investment adviser, is responsible for overseeing the Fund’s overall investment strategy and implementation. Nuveen Fund Advisors offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, the investment management arm of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2023, Nuveen managed approximately $1.2 trillion in assets, of which approximately $140.2 billion was managed by Nuveen Fund Advisors.

Sub-Adviser.
 Nuveen Asset Management, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s sub-adviser
pursuant to a
sub-advisory
agreement between Nuveen Fund Advisors and Nuveen Asset Management (the
“Sub-Advisory
Agreement”). Nuveen Asset Management, a registered investment adviser, is a wholly owned subsidiary of Nuveen Fund Advisors. Nuveen Asset Management oversees day-to-day
investment operations of the Fund. Pursuant to the
Sub-Advisory
Agreement, Nuveen Asset Management is compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Portfolio Manager.
Nuveen Asset Management is responsible for the execution of specific investment strategies and day-to-day
investment operations of the Fund. Nuveen Asset Management manages the Nuveen funds using a team of analysts and portfolio managers that focuses on a specific group of funds. The day-to-day
operation of the Fund and the execution of its specific investment strategies is the primary responsibility of Douglas M. Baker and Brenda A. Langenfeld, the designated portfolio managers of the Fund.

11

Douglas M. Baker
, CFA, is a portfolio manager for Nuveen’s global fixed income team and heads the preferred securities sector team. He is the lead portfolio manager for the Preferred Securities strategies, as well as a co-portfolio manager
for the firm’s Multi-Sector strategies. Doug is also a member of the Investment Committee, which establishes investment policy for all global fixed income products. He has managed the Preferred Securities and Income strategy since its inception in 2006 and the Strategic Income strategy since 2016. Doug also manages the firm’s municipal derivatives overlay group, where he is responsible for implementing derivatives-based hedging strategies across the Nuveen municipal bond complex. Doug joined the firm in 2006 as a vice president and derivatives analyst and later his responsibilities expanded to include portfolio management duties. Previously, he spent three years at Lehman Brothers in institutional fixed income and derivatives sales and five years at Bank of America in corporate and commercial banking.

Brenda A. Langenfeld
, CFA, is a portfolio manager for Nuveen’s global fixed income team and a member of the preferred securities sector team. She is the lead manager for Nuveen’s preferred and income-focused closed-end funds
and portfolio manager of the Preferred Securities and Income strategy. She joined the preferred securities sector team in 2011. Brenda has been a co-manager for
the Real Asset Income strategy since 2015, which invests in income generating debt and equity securities from both the real estate and infrastructure segments. In 2020 she became co-manager of
the Credit Income strategy. Prior to her portfolio management roles, Brenda was a member of the high-grade credit sector team, responsible for trading corporate bonds. Previously, she was a member of the securitized debt sector team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund is provided in the SAI. The SAI is available free of charge by calling (800)
257-8787
or by visiting the Fund’s website at www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus or the SAI, except to the extent specifically incorporated by reference herein or in the SAI.

Investment Management and
Sub-Advisory
Agreements

Investment Management Agreement.

Pursuant
to an investment management agreement between Nuveen Fund Advisors and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee.
 The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.6800%
For the next $500 million	0.6550%
For the next $500 million	0.6300%
For the next $500 million	0.6050%
For the next $750 million	0.5800%
For the next $750 million	0.5550%
For the next $1.5 billion	0.5300%
For Managed Assets over $5 billion	0.5050%

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Complex-Level Fee.
 The annual complex-level fee for the Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule, by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*
The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end
and
closed-end
funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of Nuveen Fund Advisors during the 2019 calendar year. Eligible assets include closed-end
fund assets managed by Nuveen Fund Advisors that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end
funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 29, 2024, the complex-level fee rate for the Fund was 0.1601%.

In addition to the fee of Nuveen Fund Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Fund Advisors and Nuveen Asset Management), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any borrowings, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A discussion regarding the basis for the Board’s most recent approval of the Investment Management Agreement for the Fund may be found in the Fund’s annual report to shareholders dated July 31 of each year.

Sub-Advisory
Agreement.
 Pursuant to the
Sub-Advisory
Agreement, Nuveen Asset Management is compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund with respect to Nuveen Asset Management’s allocation of Fund average daily

13

net assets. For the services provided pursuant to the
Sub-Advisory
Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, as specified by the following schedule:

Average Daily Net Assets*	Percentage of Management Fee
Up to $125 million	50.00%
For the next $25 million	47.50%
For the next $25 million	45.00%
For the next $25 million	42.50%
Over $200 million	40.00%

*	For this purpose, “Average Daily Net Assets” includes net assets attributable to any Preferred Shares and the principal amount of borrowings pursuant to the Investment Management Agreement.

A discussion regarding the basis for the Board’s most recent approval of the
Sub-Advisory
Agreement may be found in the Fund’s annual report to shareholders dated July 31 of each year.

NET ASSET VALUE

The Fund’s NAV per Common Share is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. NAV is calculated by taking the market value of the Fund’s total assets, less all liabilities, and dividing by the total number of Common Shares outstanding. The result, rounded to the nearest cent, is the NAV per share.

The Fund utilizes independent pricing services approved by the Board to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount that an owner might reasonably expect to receive upon a current sale. Independent pricing services typically value non-equity
portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or Nuveen Asset Management.

The valuations for fixed-income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed-income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The valuations of certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred.

If a price cannot be obtained from a pricing service or other pre-approved
source, or if the Fund’s valuation designee deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Fund’s valuation designee. The Fund’s valuation designee may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

14

The Board has designated Nuveen Fund Advisors as the Fund’s valuation designee pursuant to Rule
2a-5
under the 1940 Act and delegated to Nuveen Fund Advisors the day-to-day
responsibility of making fair value determinations. All fair value determinations made by Nuveen Fund Advisors are subject to review by the Board. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments, and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

DISTRIBUTIONS

The Fund pays regular monthly cash distributions to Common Shareholders (stated in terms of a fixed cents per Common Share dividend distribution rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distributions and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income, such distributions may also include realized gains and/or a return of capital.

To the extent that a distribution includes a return of capital the NAV per share may erode. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

If the Fund’s distribution includes anything other than net investment income, the Fund will provide a notice to Common Shareholders of its best estimate of the distribution sources at the time of the distribution. These estimates may not match the final tax characterization (for the full year’s distributions) contained in the Common Shareholders’
1099-DIV
forms after the end of the year.

While the Fund intends to distribute all realized capital gains at least annually, the Fund may elect to retain all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under U.S. federal income tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the common shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Fund. If the Fund’s total distributions during a given year is an amount that exceeds the Fund’s current and accumulated earnings and profits, the excess would be treated by Common Shareholders as return of capital for federal income tax purposes to the extent of the Common Shareholder’s basis in their shares and thereafter as capital gain.

Distributions will be reinvested in additional shares under the Fund’s Dividend Reinvestment Plan unless a shareholder elects to receive cash. The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

DIVIDEND REINVESTMENT PLAN

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Dividend Reinvestment Plan,” which is incorporated by reference herein, for a discussion of the Fund’s dividend reinvestment plan.

15

PLAN OF DISTRIBUTION

The Fund may offer and sell Securities from time to time on an immediate, continuous or delayed basis, in one or more offerings under this Prospectus and a related prospectus supplement, on terms to be determined at the time of the offering. The Fund may offer and sell such Securities directly to one or more purchasers, to or through underwriters, through dealers or agents that the Fund designates from time to time, or through a combination of these methods. Sales of Securities may be made in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

The prospectus supplement relating to any offering of Securities will describe the terms of such offering, including, as applicable:

•	the names of any agents, underwriters or dealers;

•	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered Securities, the estimated net proceeds the Fund will receive from the sale and the use of proceeds; and

•	any securities exchange on which the offered Securities may be listed.

The prospectus supplement relating to any Rights offering will set forth the number of Common Shares issuable upon the exercise of each Right (or number of Rights) and the other terms of such Rights offering.

Direct Sales

The Fund may offer and sell Securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of Securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the Internet, to sell offered Securities directly. The Fund will describe the terms of any of those sales in a prospectus supplement.

By Agents

The Fund may offer and sell Securities through an agent or agents designated by the Fund from time to time. An agent may sell Securities it has purchased from the Fund as principal to other dealers for resale to investors and other purchasers, and may reallow all or any portion of the discount received in connection with the purchase from the Fund to the dealers. After the initial offering of Securities, the offering price (in the case of Securities to be resold at a fixed offering price), the concession and the discount may be changed.

By Underwriters

If any underwriters are involved in the offer and sale of Securities, such Securities will be acquired by the underwriters and may be resold by them, either at a fixed public offering price established at the time of offering or from time to time in one or more negotiated transactions or otherwise, at prices related to prevailing market prices determined at the time of sale. Unless otherwise set forth in the applicable prospectus supplement, the obligations of the underwriters to purchase Securities will be subject to conditions precedent and the underwriters will be obligated to purchase all Securities described in the prospectus supplement if any are purchased. Any initial public offering price and any discounts or concessions allowed or re-allowed
or paid to underwriters may be changed from time to time.

16

In connection with an offering of Common Shares, if a prospectus supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any overallotments.

By Dealers

The Fund may offer and sell Securities from time to time through one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Fund will set forth the names of the dealers and the terms of the transaction in the prospectus supplement.

General

Any underwriters, dealer or agent participating in an offering of Securities may be deemed to be an “underwriter,” as that term is defined in the 1933 Act, of Securities so offered and sold, and any discounts and commission received by them, and any profit realized by them on resale of the offered Securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.

Underwriters, dealers and agents may be entitled, under agreements entered into with the Fund, to indemnification by the Fund against some liabilities, including liabilities under the 1933 Act.

The Fund may offer to sell Securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

To facilitate an offering of Common Shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Shares or any other Security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the Common Shares for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the Common Shares for the purpose of pegging, fixing, or maintaining the price of the Common Shares.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Common Shares by bidding for, and purchasing, the Common Shares or any other Securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Common Shares originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the Securities above independent market levels. Underwriters are not required to engage in these activities and may end any of these activities at any time.

In connection with any Rights offering, the Fund may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Common Shares remaining unsubscribed for after the Rights offering.

Unless otherwise indicated in the prospectus supplement, each series of offered Preferred Shares will be a new issue of securities for which there currently is no market. Any underwriters to whom Preferred Shares are

17

sold for public offering and sale may make a market in such Preferred Shares as permitted by applicable laws and regulations, but such underwriters will not be obligated to do so, and any such market making may be discontinued at any time without notice. Accordingly, there can be no assurance as to the development or liquidity of any market for the Preferred Shares.

Underwriters, agents and dealers may engage in transactions with or perform services, including various investment banking and other services, for the Fund and/or any of the Fund’s affiliates in the ordinary course of business.

The maximum amount of compensation to be received by any Financial Industry Regulatory Authority (“FINRA”) member or independent broker-dealer will not exceed the applicable FINRA limit for the sale of any securities being offered pursuant to Rule 415 under the Securities Act. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of the Fund’s portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Securities for sale to their online brokerage account holders. Such allocations of Securities for Internet distributions will be made on the same basis as other allocations. In addition, Securities may be sold by the underwriters to securities dealers who resell Securities to online brokerage account holders.

DESCRIPTION OF SHARES

Common Shares

The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares have a par value of $0.01 per share and, subject to the rights of holders of any Preferred Shares, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares when issued, are fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and have no preemptive or conversion rights or rights to cumulative voting. A copy of the Declaration of Trust is filed with the SEC as an exhibit to the Fund’s registration statement of which this Prospectus is a part.

Each whole Common Share has one vote with respect to matters submitted for a vote by the Fund’s Common Shareholders and on which the shareholder is entitled to vote, and each fractional share shall be entitled to a proportional fractional vote consist ent
with the requirements of the 1940 Act and the rules promulgated thereunder, and will vote together as a single class. Whenever the Fund incurs borrowings and/or Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accumulated dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Common Shares are listed on the NYSE and trade under the ticker symbol “JPC.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund does not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may

18

conveniently do so by trading on the exchange through a broker or otherwise. Common shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Common shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Preferred Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

On August 18, 2022, the Fund issued 150,000 Series A Taxable Fund Preferred Shares in a single series, in the variable rate demand mode (the “Series A TFP Shares”). On November 6, 2023, the Fund issued 270,000 Series B Taxable Fund Preferred Shares in a single series, in the variable rate demand mode (the “Series B TFP Shares,” and together with the Series A TFP Shares, the “TFP Shares”). The Series A TFP Shares and the Series B TFP Shares have various rights that were approved by the Board without the approval of Common Shareholders, which are specified in the Fund’s statement establishing and fixing the rights and preferences with respect to such Shares (each, a “Statement”). The discussion below generally describes the rights of the holders of Preferred Shares, including rights generally applicable to the holders of the Fund’s outstanding TFP Shares, although the terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to the applicable Statement, applicable law and the Declaration of Trust.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are Preferred Shares if, immediately after the issuance of Preferred Shares, the asset coverage ratio would be less than 200%. See “Leverage.” Additionally, the Fund will generally not be permitted to purchase any of its Common Shares or declare dividends (except a dividend payable in Common Shares) or other distributions on its Common Shares unless, at the time of such purchase or declaration, the asset coverage ratio with respect to such Preferred Shares, after taking into account such purchase or distribution, is at least 200%.

Preferred Shares issued by the Fund have priority over the Common Shares. For so long as any Preferred Shares are outstanding, the Fund will not: (1) declare or pay any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (2) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (3) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act after deducting the amount of such dividend or other distribution or redemption or purchase price or liquidation proceeds and (B) all cumulative dividends and other distributions of shares of all series of Preferred Shares of the Fund due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid.

Distribution Preference

The Fund’s Preferred Shares have complete priority over the Common Shares as to distribution of assets.

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Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into another entity or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except with respect to certain matters affecting only the holders of the Preferred Shares and except as discussed further below, holders of Preferred Shares vote together with Common Shareholders as a single class on matters submitted to Fund shareholders. In connection with the election of the Fund’s trustees, holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund’s trustees, and the remaining trustees are elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding Preferred Shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. The Statement with respect to each series of the Fund’s Preferred Shares sets forth certain voting and consent rights of the holders of such Preferred Shares, including with respect to certain actions that would affect the preferences, rights, or powers of such class or series or the authorization or issuance of any class or series ranking prior to the Preferred Shares. Except as may otherwise be required by law, the Fund’s Declaration of Trust requires that (1) the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding Preferred Shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-laws. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in the SAI. The class or series vote of holders of Preferred Shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question. The foregoing voting provisions would not apply with respect to the Fund’s Preferred Shares if, at or prior to the time when a vote was required, such shares have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares

The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the liquidation preference of such share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

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RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings of Rights to its shareholders to purchase Common Shares. Rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the rights. In connection with a Rights offering to shareholders, the Fund would distribute certificates or other documentation evidencing the Rights and a prospectus supplement to the Fund’s shareholders as of the record date that the Fund sets for determining the shareholders eligible to receive Rights in such Rights offering. Any such future Rights offering will be made in accordance with the 1940 Act and, to the extent such Rights are transferable, will comply with applicable interpretations of the SEC or its staff, as such interpretations may be modified in the future, which currently require that: (i) the Fund’s Board make a good faith determination that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the Rights for use by shareholders who do not exercise such Rights; and (iv) the ratio of such transferable Rights offering does not exceed one new share for each three rights held.

The applicable prospectus supplement would describe the following terms of the Rights (to the extent each is applicable) in respect of which this Prospectus is being delivered:

•	the period of time the offering would remain open;

•	the underwriter or distributor, if any, of the Rights and any associated underwriting fees or discounts applicable to purchases of the Rights;

•	the title of such Rights;

•	the exercise price for such Rights (or method of calculation thereof);

•	the number of such Rights issued in respect of each share;

•	the number of Rights required to purchase a single share

•	the extent to which such Rights are transferable and the market on which they may be traded if they are transferable;

•	if such Rights are transferable, a discussion regarding the Board’s basis for determining that such offering would result in a net benefit to existing shareholders;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such Rights;

•	the date on which the right to exercise such Rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such Rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	termination rights the Fund may have in connection with such Rights offering;

•	the expected trading market, if any, for such Rights; and

•	any other terms of such Rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such Rights.

A certain number of Rights would entitle the holder of the Right(s) to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the prospectus supplement relating to the Rights offered thereby. Rights would be exercisable at any time up to the close of business on the expiration date for such Rights set forth in the prospectus supplement. After the close of business

21

on the expiration date, all unexercised Rights would become void. Upon expiration of the Rights offering and the receipt of payment and the Rights certificate or other appropriate documentation properly executed and completed and duly executed at the corporate trust office of the Rights agent, or any other office indicated in the prospectus supplement, the Common Shares purchased as a result of such exercise will be issued as soon as practicable. To the extent permissible under applicable law, the Fund may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND
BY-LAWS

General
. The By-laws of the Fund provide that by becoming a shareholder of the Fund, each shareholder shall be deemed to have agreed to be bound by the terms of the Declaration of Trust and By-laws. However, neither the Declaration of Trust nor the By-laws purport to require the waiver of a shareholder’s rights under the federal securities laws.

Shareholder and Trustee Liability
. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the Fund’s obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for the Fund’s debts or obligations and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust provides that the Fund’s obligations are not binding upon the Fund’s trustees individually, but only upon the Fund’s assets and property, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s office.

Anti-Takeover Provisions
. The Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board be divided into three classes with staggered terms. See “Management of the Fund” in the SAI. This provision of the By-laws could delay for up to two years the replacement of a majority of the Board. If Preferred Shares are issued, holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and, if issued, Preferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, Preferred Shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. However, approval of shareholders would not be required for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the

22

Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding Preferred Shares, the action in question also would require the affirmative vote of the holders of at least two-thirds of the Preferred Shares outstanding at the time, voting as a separate class, unless such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Preferred Shares outstanding at the time would be required. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and preferred shares voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Board believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders.

Procedural Requirements on Derivative Actions, Exclusive Jurisdiction and Jury Trial Waiver
. The By-laws of the Fund contain certain provisions affecting potential shareholder claims against the Fund, including procedural requirements for derivative actions, an exclusive forum provision, and the waiver of shareholder rights to a jury trial. Massachusetts is considered a “universal demand” state, meaning that under Massachusetts corporate law a shareholder must make a demand on the company before bringing a derivative action (i.e., a lawsuit brought by a shareholder on behalf of the company). The By-laws of the Fund provide detailed procedures for the bringing of derivative actions by shareholders which are modeled on the substantive provisions of the Massachusetts corporate law derivative demand statute. The procedures are intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Among other things, these procedures:

•	provide that before bringing a derivative action, a shareholder must make a written demand to the Fund;

•	establish a 90-day review period, subject to extension in certain circumstances, for the Board to evaluate the shareholder’s demand;

•	establish a mechanism for the Board to submit the question of whether to maintain a derivative action to a vote of shareholders;

•	provide that if the Fund does not notify the requesting shareholder of the rejection of the demand within the applicable review period, the shareholder may commence a derivative action;

•	establish bases upon which a trustee will not be considered to be not independent for purposes of evaluating a derivative demand; and

•	provide that if the trustees who are independent for purposes of considering a shareholder demand determine in good faith within the applicable review period that the maintenance of a derivative action is not in the best interest of the Fund, the shareholder shall not be permitted to maintain a derivative action unless the shareholder first sustains the burden of proof to the court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.

These procedures may be more restrictive than procedures for bringing derivative suits applicable to other investment companies.

The By-laws also require that actions by shareholders against the Fund, except for actions under the U.S. federal securities laws, be brought only in a certain federal court in Massachusetts, or if not permitted to be brought in federal court, then in the Business Litigation Session of the Massachusetts Superior Court in Suffolk County (the “Exclusive Jurisdictions”), and that the right to jury trial be waived to the fullest extent permitted by law. Other

23

investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. It is possible that a court may choose not to enforce these provisions of the Fund’s By-laws.

Preemptive Rights
. The Declaration of Trust provides that Common Shareholders shall have no right to acquire, purchase or subscribe for any shares or investments of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine. As of the date of this Prospectus, no preemptive rights have been granted by the Board.

Reference should be made to the Declaration of Trust and By-laws on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO
OPEN-END
FUND

The Fund is a
closed-end
investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end
investment companies may frequently trade at prices lower than NAV, the Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end
investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an
open-end
investment company, it would be required to redeem all Preferred Shares, including TFP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE or elsewhere and it would likely have to significantly reduce any leverage it is then employing, which may require a repositioning of its investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund distributions. In contrast to a closed-end
investment company, shareholders of an
open-end
investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their NAV, less any redemption charge that is in effect at the time of redemption. The Fund currently expects that any such redemptions would be made in cash. The Fund may charge sales or redemption fees upon conversion to an open-end
fund. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end
investment companies typically engage in a continuous offering of their shares.
Open-end
investment companies are thus subject to periodic asset
in-flows
and
out-flows
that can complicate portfolio management. The Board of Trustees may at any time propose conversion of the Fund to an open-end
investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing. See the SAI under “Certain Provisions in the Declaration of Trust and Bylaws” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end
investment company.

Before deciding whether to take any action if the Common Shares trade below NAV, the Fund’s Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

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TAX MATTERS

The following information is meant as a general summary for U.S. Common Shareholders. Please see the SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Fund. This summary does not discuss the tax consequences of an investment in Rights or Preferred Shares. The tax consequences of such an investment will be discussed in the relevant prospectus supplement.

The Fund has elected and intends to qualify each year to be treated as a RIC under Subchapter M of the Internal Revenue Code. In order to qualify for treatment as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. Provided that the Fund timely distributes its income it is not expected to be subject to federal income tax. Dividends paid out of the Fund’s investment company taxable income (which includes dividends the Fund receives, interest income and net short-term capital gain) will generally be taxable to shareholders as ordinary income, except as described below with respect to qualified dividend income. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains for non-corporate shareholders are currently taxable at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. Distributions derived from qualified dividend income and received by a non- corporate shareholder will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the non-corporate shareholder must meet certain holding period and other requirements with respect to its shares of the Fund. Taxable distributions are taxable whether or not such distributions are reinvested in the Fund. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation. The Fund’s investment strategies may significantly limit its ability to make distributions eligible to be reported as qualified dividend income or for the dividends-received deduction for corporate shareholders. While the Fund may invest in municipal securities the interest income from which is exempt from regular federal income tax, the Fund does not expect to satisfy the requirements to pay exempt-interest dividends to shareholders.

If the Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a shareholder’s tax basis in its shares of the Fund, and thereafter as capital gain. Upon a sale of shares of the Fund, the amount, if any, by which the sales price exceeds the basis in the shares of the Fund is gain subject to federal income tax. Because a return of capital reduces basis in the shares of the Fund, it will increase the amount of gain or decrease the amount of loss on a shareholder’s subsequent disposition of the shares of the Fund.

As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at the regular corporate rate on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

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If the Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares, if any, until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. The Fund endeavors to avoid restrictions on its ability to distribute dividends.

Dividends declared by the Fund in October, November or December, payable to shareholders of record in such a month, and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the U.S. federal income tax status of all distributions.

The repurchase, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such Common Shares may be at least partly attributable to tax-exempt
interest income. For
non-corporate
taxpayers, long-term capital gains are currently taxed at rates of up to 20%. Short-term capital gains and other ordinary income are taxed to non-corporate
taxpayers at ordinary income rates. If a shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the common shareholder of long-term capital gain (including any amount credited to the common shareholder as undistributed capital gain). Any loss realized by a shareholder on the disposition of shares held 6 months or less is disallowed to the extent of the amount of exempt-interest dividends received by the shareholder with respect to Common Shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by substantially identical shares of the Fund (including shares acquired by reason of participation in the Plan) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares, or to the extent the shareholder enters into a contract or option to repurchase shares within such period. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold (as “backup withholding”) U.S. federal income tax for distributions (including exempt-interest dividends) and repurchase proceeds payable to a shareholder if the shareholder fails to provide the Fund with the shareholder’s correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that the shareholder is subject to backup withholding. The backup withholding rate is 24%. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent with respect to the Fund’s Common Shares is Computershare Inc. and Computershare Trust Company, N.A., located at 150 Royall Street, Canton, Massachusetts 02021. The transfer agent, tender and dividend paying agent and calculation agent for any Preferred Shares, will be identified in the applicable prospectus supplement.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of KPMG LLP is 200 East Randolph Street Chicago, IL 60601.

LEGAL MATTERS

Certain legal matters in connection with the offering will be passed upon for the Fund by Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania. Stradley Ronon Stevens & Young, LLP may rely as to certain matters of Massachusetts law on the opinion of Morgan, Lewis & Bockius LLP. Any additional legal opinions will be described in a prospectus supplement.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE.

This Prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and the Securities can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form
N-2
filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

INCORPORATION BY REFERENCE

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Section 30(b)(2) of the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering will be incorporated by reference into this Prospectus and deemed to be part of this Prospectus from the date of the filing of such reports and documents:

•	The Fund’s SAI, dated March 19, 2024;

•	The Fund’s annual report on Form N-CSR for the fiscal year ended July 31, 2023; and

•	The Fund’s annual report on Form N-CSR for the fiscal year ended July 31, 2018.

•	The description of the Common Shares contained in the Fund’s Registration Statement on Form 8-A (File No. 001-31600) filed with the SEC on February 19, 2003, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

The information incorporated by reference is considered to be part of this Prospectus, and later information that the Fund files with the SEC will automatically update and supersede this information. Incorporated materials not delivered with the Prospectus may be obtained, without charge, by calling (800)
257-8787,
by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or from the Fund’s website (
http://www.nuveen.com
).

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EPR-JPC-0324

NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND

333 West Wacker Drive

Chicago, Illinois 60606

STATEMENT OF ADDITIONAL INFORMATION

March 19, 2024

Nuveen Preferred & Income Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on January 27, 2003 as Nuveen Preferred and Convertible Income Fund, changed its name effective May 7, 2007 to Nuveen Multi-Strategy Income and Growth Fund, changed its name effective April 2, 2012 to Nuveen Preferred Income Opportunities Fund, and effective September 29, 2017 changed its name to Nuveen Preferred & Income Opportunities Fund.

This Statement of Additional Information (the “SAI”) relating to the common shares (“Common Shares”) of the Fund does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated March 19, 2024 (the “Prospectus”) and any related prospectus supplement. This SAI does not include all information that a prospective investor should consider before purchasing such shares. Investors should obtain and read the Prospectus prior to purchasing Common Shares. In addition, the Fund’s financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report dated July 31, 2023, are incorporated herein by reference. A copy of the Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Prospectus on the U.S. Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, the net proceeds from the issuance of Common Shares hereunder will be invested in accordance with the Fund’s investment objectives and policies as stated below. Pending investment, the timing of which may vary depending on the size of the investment but in no case is expected to exceed 30 days, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments.

INVESTMENT OBJECTIVES AND POLICIES

Please refer to the section of the Fund’s most recent annual report on Form N-CSR entitled “Shareholder Update—Current Investment Objectives, Investment Policies and Principal Risks of the Funds—Investment Objectives” and “—Investment Policies,” as such investment objectives and investment policies may be supplemented from time to time, which is incorporated by reference herein, for a discussion of the Fund’s investment objectives and policies.

INVESTMENT RESTRICTIONS

Below are the fundamental investment restrictions of the Fund. The Fund cannot change its fundamental investment restrictions without the approval of the holders of a “majority of the outstanding voting securities” of the Fund as is defined in the 1940 Act. When used with respect to particular shares of the Fund, a “majority of the outstanding voting securities” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding Common Shares, whichever is less.

Except as described below, the Fund may not:

(1) Issue senior securities, as defined in the 1940 Act, other than (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below.

(2) Borrow money, except as permitted by the 1940 Act.

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating corporate loans.

(4) Invest more than 25% of its total assets in securities of issuers in any one industry other than the financial services industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation the term “issuer” shall not include a lender selling a participant to the Fund together with any other person interpositioned between such lender and Fund with respect to a participation.

(5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in corporate loans the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein, and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in corporate loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

(7) Make loans of funds or other assets, other than by obtaining interests in corporate loans, entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations.

(8) With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer and, provided further that for purposes of this restriction, the term “issuer” includes both the borrower under a loan agreement and the lender selling a participation to the Fund, together with any other persons interpositioned between such lender and the Fund with respect to a participation.

With respect to the limitations set forth in paragraphs 1 above, Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

With respect to the limitation set forth in paragraph 2 above, Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets.

With respect to the limitation set forth in paragraph 7 above, Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

With respect to the limitation set forth in paragraph 8 above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Under the 1940 Act, subject to limited exceptions, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the

Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent their Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore may be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval. The Fund may not:

(1) Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(3) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may issue senior securities, including preferred shares, notes and other evidences of indebtedness (including bank borrowings or commercial paper). If it does so, the Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for senior securities issued by the Fund or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. In addition, reverse repurchase agreement counterparties may require certain criteria for securities included within such agreements. If these restrictions were to apply, it is not anticipated that these covenants, guidelines or security criteria would impede Nuveen Asset Management from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

THE FUND’S INVESTMENTS

Preferred Securities

The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.

Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.

While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected. Non-traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.

Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market.

Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.

Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed-to-floating rate preferred securities. Floating-rate and fixed-to-floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.

The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.

Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over-the-counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the NYSE, which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Fund may invest in preferred securities of either segment.

Contingent Capital Securities

The Fund may invest in contingent capital securities. Contingent capital securities (sometimes referred to as “CoCos”) are securities issued primarily by non-U.S. financial institutions. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanisms that absorb losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms, which may include conversion into common equity and principal write-down, are intended for the benefit of the issuer and when triggered will likely negatively impact the value of the CoCo to the detriment of the CoCo investor. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/supervisory entity. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements. Due to increased regulatory requirements for higher capital levels for financial institutions, the issuance of CoCo instruments has increased in the last several years and is expected to continue.

Other Equity Securities

The Fund may invest in common stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Additional types of equity securities (other than preferred securities) in which the Fund may invest include convertible securities, real estate investment trusts (“REITs”), warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and other types of securities with equity characteristics. The Fund’s equity investments also may include securities of other investment companies (including open-end funds, closed-end funds and exchange-traded funds (“ETFs”).

Financial Services Industry

The Fund will invest in securities of companies primarily engaged in the financial services industry. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments or real estate, including business development companies (“BDCs”) and REITs.

Debt Securities

The Fund may invest in debt securities. The debt securities in which the Fund may invest include corporate debt securities and U.S. government and agency debt securities. Generally, debt securities typically, but not always, possess the following characteristics: a specified maturity or term, at which time the issuer is contractually obligated to pay the associated principal amount of debt to the debtholders; interest payments that are a contractual and enforceable obligation as of the stated payment date, and not contingent either on payment-by-payment declaration by the issuer’s board or on the demonstrated existence of company earnings as a source for the payment; and do not entitle the holder to exercise governance of or control over the issuer.

In the capital structure of an issuer, debt securities can be senior debt or junior debt. A senior debt security has priority over any other type of security in a company’s capital structure as to the payment of any promised income (typically denoted as interest) from the issuer, and as to payout of the proceeds of the bankruptcy or other liquidation of the company. At times, the issuer will have pledged specific assets or revenues to secure the rights of the holder of the debt security to payments of interest and principal such that the proceeds of the specific assets or revenues must be used to satisfy these debt obligations prior to being applied to any of the issuer’s other obligations in a bankruptcy or other liquidation. In the event that the assets securing the debt security are not sufficient to fully satisfy such obligations in a bankruptcy or other liquidation, the remainder of such obligations will generally have the same priority as an issuer’s trade creditors and other general obligations, but still have priority of payment relative to the issuer’s preferred shares and common shares. Sometimes referred to as subordinated or mezzanine debt, junior debt stands behind the senior debt as to its rights to receive promised income payments (again, typically denoted as interest) from the issuer, and payouts of the proceeds of bankruptcy or other liquidation, but will have priority of payment relative to the issuer’s preferred shares and common shares.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

REITs

The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.

Foreign Issuers

The Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria,

Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Hedging Strategies and Other Uses of Derivatives

The Fund may use derivatives to hedge the risk associated with portfolio holdings or for investment exposure. The specific derivative instruments to be used, or other transactions to be entered into, may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) short sales of securities that the Fund owns or has the right to acquire through the conversion of securities, (iii) structured notes and similar instruments, (iv) credit derivative instruments and (v) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that these derivative strategies will be available at any time or that Nuveen Asset Management will determine to use them for the Fund or, if used, that the strategies will be successful.

Swap Transactions. The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Fund may enter into swap transactions for any purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index). The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange.

Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of Common Shares. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset the interest payments on borrowings or the dividend payments on any outstanding Preferred Shares. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of Common Shares. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of Common Shares. The Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap transaction. Early termination of a swap could result in a termination payment by or to the Fund.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by Nuveen Asset Management to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. However, if a credit event occurs the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. However, if credit event occurs, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Nuveen Asset Management is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may close out a swap, cap, floor, collar or other two-party contract only with its particular counterparty, and generally may transfer a position only with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally. A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Bond Futures and Forward Contracts. Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts. Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

Index Futures. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash. The Fund may invest in index futures or similar contracts if available in a form, with market liquidity and settlement and payment features, acceptable to such Fund.

Index Options. The Fund may also purchase put or call options on U.S. Government or bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Limitations on the Use of Futures, Futures Options and Swaps. Nuveen Fund Advisors has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, Nuveen Asset Management has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that Nuveen Fund Advisors will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code, may limit the extent to which the Fund may employ futures, options on futures or swaps.

The requirements for qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) may also limit the extent to which the Fund may invest in futures, options on futures and swaps. See “Tax Matters.”

Nuveen Fund Advisors and Nuveen Asset Management may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that Nuveen Fund Advisors and Nuveen Asset Management will determine to use them for the Fund or, if used, that the strategies will be successful.

Short-Term Taxable Fixed Income Securities

For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government Agencies or instrumentalities. U.S. Government Agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Nuveen Fund Advisors monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Nuveen Fund Advisors does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes, however, they are redeemable by the Fund at any time. Nuveen Fund Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by S&P, Moody’s or Fitch and that matures within one year of the date of purchase or carries a variable or floating rate of interest.

(5) Bankers’ acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

(6) Variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper.

(7) Variable rate demand obligations (“VRDOs”), which are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

Cash Equivalents and Short-Term Investments

During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Fund may invest directly).

Illiquid Securities

The Fund may invest in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Fund’s Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Fund’s Board has delegated to Nuveen Fund Advisors and Nuveen Asset Management, the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Fund’s Board has directed Nuveen Fund Advisors and Nuveen Asset Management to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Interest Rate Transactions

In connection with the Fund’s use of leverage through borrowings or the issuance of preferred shares, the Fund may enter into interest rate swap or cap transactions. The payment obligation would be based on the notional amount of the swap.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Fund will generally enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps has the potential to enhance or harm the overall performance of the Fund’s Common Shares. Buying interest rate caps could enhance the performance of the shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on preferred shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which, in turn, would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that Nuveen Asset Management believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Nuveen Asset Management will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s common shares.

The Fund may choose or be required to reduce its borrowings or other leverage. Such an event would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

Other Investment Companies

The Fund may not invest its Managed Assets in securities of other open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive, preferred securities available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Asset Management will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available preferred securities. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. The NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Other Investment Policies and Techniques of the Fund

Portfolio Trading and Turnover Rate. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. High portfolio turnover may result in the realization of net short-term capital gains by the Fund, which when distributed to shareholders will be taxable as ordinary income for federal income tax purposes.

Zero Coupon Bonds and Other OID Instruments. A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, Nuveen Fund Advisors collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, Nuveen Fund Advisors receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement (as defined under “Investment Adviser, Sub-Adviser and Portfolio Managers—Investment Management Agreement and Related Fees”), is the responsibility of the Board. The number of Trustees of the Fund is ten, all of whom are not interested persons (referred to herein as “Independent Trustees”). None of the Independent Trustees has ever been a director, trustee or employee of, or consultant to, Nuveen LLC (“Nuveen”), Nuveen Fund Advisors, Nuveen Asset Management, or their affiliates. The Board is divided into three classes, Class I, Class II and Class III, the Class I Trustees serving until the 2025 annual meeting, the Class II Trustees serving until the 2026 annual meeting and the Class III Trustees serving until the 2024 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, Thomas J. Kenny, Margaret L. Wolff and Robert L. Young are slated in Class I, Amy B. R. Lancellotta, John K. Nelson and Terence J. Toth are slated in Class II, and Joanne T. Medero, Albin F. Moschner, Loren M. Starr and Matthew Thornton III are slated in Class III. As each Trustee’s term expires, shareholders will be asked to elect Trustees and such Trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. See “Certain Provisions in the Declaration of Trust and By-Laws” in the prospectus.

The officers of the Fund serve annual terms through August of each year and are elected on an annual basis. The names, business addresses and years of birth of the Trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other trusteeships they hold are set forth below. Except as noted in the table below, the Trustees of the Fund are directors or trustees, as the case may be, of 216 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which includes 147 open-end mutual funds, 46 closed-end funds and 23 exchange-traded funds.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:
Thomas J. Kenny 730 Third Avenue New York, NY 10017-3206 1963	Co-Chair of the Board and Trustee	Term—Class I Length of Service— Since 2024, Co-Chair of the Board since January 2024	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management.	216	Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; formerly, Director (2021-2022), ParentSquare; formerly, Director (2021-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; formerly, Advisory Board Member (2017-2019), B’Box; formerly, Member (2011-2020), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012-2020), Cottage Health System; formerly, Board Member (2009-2019) and President of the Board (2014-2018), Crane Country Day School; Trustee (2011-2023) and

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
					Chairman (2017-2023), the College Retirement Equities Fund; Manager (2011-2023) and Chairman (2017-2023), TIAA Separate Account VA-1.

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Co-Chair of the Board and Trustee	Term—Class II Length of Service— Since 2008, Chair/Co-Chair of the Board since July 2018 for term ending June 30, 2024.	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director of Quality Control Corporation (manufacturing) (2012- 2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).	216	Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member, Northern Trust Mutual Funds Board (2005-2007),

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
					Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

Amy B.R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Class II Length of Service— Since 2021	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	216	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Trustee	Term—Class III Length of Service— Since 2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM)(investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).	216	Member (since 2019) of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term—Class III Length of Service— Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting), (since 2012); previously, held positions at Leap Wireless International, Inc.,(consumer wireless service) including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc.(telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	216	Formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Class II Length of Service— Since 2016	’Formerly, Senior External Advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	216	Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies.

Loren M. Starr 730 Third Avenue New York, NY 10017-3206 1961	Trustee	Term—Class III Length of Service— Since 2024	Independent Consultant/Advisor (since 2021). Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.	215	Director (since 2023) and Audit Committee Member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE);

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
					Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2022-2023).

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Trustee	Term—Class III Length of Service— Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	216	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Class I Length of Service— Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	216	Member of the Board of Trustees (since 2005), New York-Presbyterian Hospital; Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Class I Length of Service— Since 2017.	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc.(financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	216	None

Name, Business Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years
Officers of the Fund:
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer (Principal Executive Officer)	Term—Indefinite Length of Service— Since 2015	Senior Managing Director of Nuveen Fund Advisors, LLC; Senior Managing Director of Nuveen Securities, LLC; Senior Managing Director of Nuveen; has previously held various positions with Nuveen.

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term—Indefinite Length of Service— Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Name, Business Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years
Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term—Indefinite Length of Service— Since 2016	Senior Managing Director of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—Indefinite Length of Service— Since 2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term—Indefinite Length of Service— Since 2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

Name, Business Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years
John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2022	Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC, and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2007	Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC; Executive Vice President, General Counsel and Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Name, Business Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years
Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2019	Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the CREF Accounts; Managing Director of Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; has previously held various positions with Nuveen/TIAA.

James Nelson III 730 Third Avenue New York, NY 10017 1976	Vice President	Term—Indefinite Length of Service— Since 2024	Senior Managing Director, Global Head of Product, Publics, Nuveen; formerly, Head of North American Product Management & Pricing, Invesco (2018-2023).

Mary Beth Ramsay 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1965	Vice President	Term of Service— Length of Service— Since 2024	Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term—Indefinite Length of Service— Since 2017	Managing Director of Nuveen.

E. Scott Wickerham 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Controller (Principal Financial Officer)	Term—Indefinite Length of Service— Since 2019	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has previously held various positions with TIAA.

Name, Business Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years
Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Secretary	Term—Indefinite Length of Service— Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of the Fund, including the duties performed for the Fund by Nuveen Fund Advisors or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serves on the board of every fund in the Nuveen Fund Complex (except with respect to certain Nuveen Funds where certain trustees may instead serve as consultants, as indicated in the “Independent Trustees” table included herein). In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Trustees consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over Nuveen Fund Advisors and other service providers.

In an effort to enhance the independence of the Board, the Board also has Co-Chairs that are Independent Trustees. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Trustees have elected Mr. Kenny to serve as an independent Co-Chair of the Board for a one-year term expiring on December 31, 2024, Mr. Toth to serve as an independent Co-Chair of the Board for a six-month term ending on June 30, 2024, and Mr. Young to serve as an independent Co-Chair of the Board for six-month term from July 1, 2024 through December 31, 2024. Pursuant to the Fund’s By-Laws, the Co-Chairs shall perform all duties incident to the office of Chair of the Board and such other duties as from time to time may be assigned to him or her by the Trustees or the By-Laws. Specific responsibilities of the Co-Chairs include (i) coordinating with fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other trustees, the Trust’s officers and other fund management personnel, and counsel to the independent trustees.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of Trustees among the different committees allows the Trustees to gain additional and different perspectives of the Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Investment Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Kenny and Mr. Toth, Co-Chairs, Mr. Nelson and Mr. Young. On July 1, 2024, Mr. Young will replace Mr. Toth as Co-Chair of the Executive Committee. During the fiscal year ended July 31, 2023, the Executive Committee met one time.

The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on each Nuveen Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted and approved by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Ms. Lancellotta, Mr. Nelson and Mr. Starr. During the fiscal year ended July 31, 2023, the Dividend Committee met seven times.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “1934 Act”) that is composed of Independent Trustees who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of Nuveen Fund Advisors, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by Nuveen Fund Advisors, as valuation designee of the Funds, though its internal valuation group, which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and Nuveen Fund Advisors internal audit group. In assessing financial risk disclosure, the Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Moschner, Mr. Starr, Ms. Wolff and Mr. Young, each of whom is an Independent Trustee of the Nuveen Funds. Mr. Moschner, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the SEC. A copy of the Charter is available at https://www.nuveen.com/fund-governance. During the fiscal year ended July 31, 2023, the Audit Committee met 14 times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Fund’s Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level are addressed by another committee or directly by the full Board. The Compliance

Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Thornton and Mr. Toth. During the fiscal year ended July 31, 2023, the Compliance Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with Trustees; and periodically reviews and makes recommendations about any appropriate changes to Trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an Independent Trustee candidate, independence from Nuveen Fund Advisors, sub-advisers, underwriters and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Trustees. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at https://www.nuveen.com/fund-governance, and is composed entirely of Independent Trustees, who are also “independent” as defined by NYSE listing standards. Accordingly, the members of the Nominating and Governance Committee are Mr. Kenny and Mr. Toth, Co-Chairs, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young. On July 1, 2024, Mr. Young will replace Mr. Toth as Co-Chair of the Nominating and Governance Committee. During the fiscal year ended July 31, 2023, the Nominating and Governance Committee met seven times.

The Investment Committee is responsible for the oversight of Nuveen Fund performance, investment risk management and other portfolio-related matters affecting the Nuveen Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Nuveen Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Nuveen Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Nuveen Fund performance; and an assessment of Nuveen Fund objectives, policies and practices as such may relate to Nuveen Fund performance. In assessing issues brought to the committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Nuveen Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with fund management at its quarterly meetings regarding matters relating to Nuveen Fund performance and investment risks, including with respect to the various drivers of performance and Nuveen Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Nuveen Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent Trustees of the Nuveen Funds. Accordingly, the members of the Investment Committee are Ms. Lancellotta, Chair, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended July 31, 2023, the Investment Committee met two times.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Fund, at each quarterly meeting. The Closed-End Funds Committee reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Fund, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Fund; the distribution data of the Nuveen closed-end funds, including the Fund, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter by the Nuveen closed-end funds, including the Fund. The Closed-End Funds Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Funds Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Mr. Moschner, Chair, Mr. Kenny, Ms. Lancellotta, Mr. Nelson, Mr. Starr, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended July 31, 2023, the Closed-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

Listed below for each current Trustee are the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each current Trustee should serve as a trustee of the Fund.

Thomas J. Kenny. Mr. Kenny has been a board member of the mutual funds advised by Teachers Advisors, LLC that are series of the TIAA-CREF Funds and the TIAA-CREF Life Funds (each such board member, a “TC Board Member”) since 2011. Mr. Kenny served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director

of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; former Advisory Board Member, B’Box; former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; former Investment Committee Member at Cottage Health System; and former President of the Board of Crane Country Day School. Mr. Kenny previously served on the Board of Trustees (2011-2023) and as Chairman (2017-2023) for the College Retirement Equities Fund and on the Management Committee (2011-2023) and as Chairman (2017-2023) for TIAA Separate Account VA-1. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He also is a Chartered Financial Analyst.

Amy B. R. Lancellotta. After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (“ICI”), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (“IDC”), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, since 2020, she has been a member of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as “George Washington University Law School”) in 1984. Ms. Lancellotta joined the Board in 2021.

Joanne T. Medero. Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (“BlackRock”). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (the “CFTC”) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from George Washington University Law School in 1978. Ms. Medero joined the Board in 2021.

Albin F. Moschner. Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was formerly Chairman (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson. Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance. Mr. Nelson joined the Board in 2013.

Loren M. Starr. Mr. Starr has been a TC Board Member since 2022. Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III. Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001. Mr. Thornton joined the Board in 2020.

Terence J. Toth. Mr. Toth, the Nuveen Funds’ Independent Co-Chair, was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves as Chair of the Board of the Kehrein Center for the Arts (since 2021) and is on the Board of Catalyst Schools of Chicago since 2008. He is on the Mather Foundation Board since 2012 and was Chair of its Investment Committee from 2017 to 2022 and previously served as a Director of LogicMark LLC (2012-2016) and of Fulcrum IT Service LLC (2010-2019). Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff. Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young. Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the investment committee of its board of trustees. Mr. Young joined the Board in 2017.

Board Consultants

Effective January 1, 2024, the Board invited Joseph A. Boateng and Michael A. Forrester to serve as consultants to the Board. Each of Mr. Boateng and Mr. Forrester currently serves as a member of the boards of certain other funds in the Fund Complex. Mr. Boateng and Mr. Forrester are compensated by the Fund pursuant to a consulting agreement. Biographical information for Mr. Boateng and Mr. Forrester is as follows:

Joseph A. Boateng. Mr. Boateng has been a TC Board Member since 2019. Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023). Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester. Mr. Forrester has been a TC Board Member since 2007. From 2007 to 2021, he held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors Council Governing Council of the Investment Company Institute. He also serves on the Board of Trustees of the Dexter Southfield School. Mr. Forrester previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2007-2023). Mr. Forrester has a B.A. from Washington and Lee University.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2023:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies[1]

Thomas J. Kenny[2]	None	Over $100,000

Amy B. R. Lancellotta	None	Over $100,000

Joanne T. Medero	None	Over $100,000

Albin F. Moschner	None	Over $100,000

John K. Nelson	None	Over $100,000

Loren M. Starr[2]	None	Over $100,000

Matthew Thornton III	None	Over $100,000

Terence J. Toth	None	Over $100,000

Margaret L. Wolff	None	Over $100,000

Robert L. Young	None	Over $100,000

[1]

“Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies” for Mr. Kenny and Mr. Starr includes holdings in College Retirement Equities Fund (“CREF”) and TIAA Separate Account VA-1 (“VA-1”), as each was a member of the board and management committee of CREF and VA-1, respectively, as of December 31, 2023.

[2]

Mr. Kenny and Mr. Starr were elected to the Board of Trustees of the Nuveen Funds effective January 1, 2024. Information regarding their holdings in the Fund is not presented because they were not trustees of the Fund as of December 31, 2023.

The table below presents information on Trustees who own securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Fund’s investment adviser as of September 30, 2023:

Name of Trustee	Name of Owners/Relationships to Trustee	Companies(1)	Title of Class	Value of Securities(2)	Percent of Class(3)
Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$67,588	0.01%

	KSHFO, LLC[4]	Global Timber Resources Investor Fund, LP	None	$1,017,058	6.01%

	KSHFO, LLC[4]	Global Agriculture II Investor Fund LP	None	$1,386,450	10.10%

(1)	Nuveen Fund Advisors, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen, LLC.
(2)	These amounts reflect the current value of holdings as of September 30, 2023. As of the date of this SAI, that is the most recent information available regarding the Companies.
(3)	These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.
(4)	Mr. Kenny owns 6.6% of KSHFO, LLC.

As of December 31, 2023, the officers and Trustees as a group beneficially owned less than 1% of any class of the Fund’s outstanding securities. Nuveen Investments (or any entity controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen Investments).]

Control Persons and Principal Holders of Common Shares

As of February 29, 2024, no shareholders owned of record, or were known by the Fund to own of record or beneficially, five percent or more of any class of shares of the Fund.

Compensation

The following table shows, for each Independent Trustee, (1) the aggregate compensation paid by the Fund for its fiscal year ended July 31, 2023, (2) the amount of total compensation paid by the Fund that has been deferred and (3) the total compensation paid to each Trustee by the Nuveen Funds during the calendar year ended December 31, 2023. The Fund does not have a retirement or pension plan. The officers and Trustees affiliated with Nuveen Investments serve without any compensation from the Fund. Certain of the Nuveen Funds have a deferred compensation plan (the “Compensation Plan”) that permits any Trustee who is not an “interested person” of certain Nuveen Funds to elect to defer receipt of all or a portion of his or her compensation as a Trustee. The deferred compensation of a participating Trustee is credited to the book reserve account of a Nuveen Fund when the compensation would otherwise have been paid to the Trustee. The value of the Trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a Trustee’s deferral account, the Trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other Nuveen Fund’s obligations to make distributions under the Compensation Plan.

Independent Trustees	Aggregate Compensation from Fund(1)	Amount of Total Compensation From the Fund That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Thomas J. Kenny(4)	$—	$—	$606,000

Amy B.R. Lancellotta	$2,873	$955	$437,838

Joanne T. Medero	$2,871	$1,449	$428,445

Albin F. Moschner	$3,406	$—	$487,000

John K. Nelson	$3,291	$—	$374,850

Loren M. Starr(4)	$—	$—	$425,000

Matthew Thornton III	$3,030	$—	$430,000

Terence J. Toth	$4,155	$—	$590,850

Margaret L. Wolff	$3,176	$1,597	$483,967

Robert L. Young	$3,639	$2,677	$496,760

(1)	The compensation paid, including deferred amounts, to the independent Directors for the fiscal year ended July 31, 2023 for services to the Fund.
(2)

Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.

(3)

Based on the compensation paid (including any amounts deferred) for the calendar year ended December 31, 2023 for services to the Nuveen open-end and closed-end funds. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(4)	Messrs. Kenny and Starr were appointed to the Board, effective January 1, 2024.

Prior to January 1, 2024, Independent Trustees received a $210,000 annual retainer, plus they received (a) a fee of $7,250 per day for attendance at regularly scheduled meetings of the Board; (b) a fee of $4,000 per meeting for attendance at special, non-regularly scheduled Board meetings; (c) a fee of $2,500 per meeting for attendance at Audit Committee meetings, Closed-End Fund Committee meetings and Investment Committee Meetings; (d) a fee of $5,000 per meeting for attendance at Compliance, Risk Management and Regulatory Oversight Committee meetings; (e) a fee of $1,250 per meeting for attendance at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance at all other committee meetings, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chair of the Board received $140,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Closed-End Funds Committee and the Investment Committee received $20,000 each as additional retainers. Independent Trustees also received a fee of $5,000 per day for site visits to entities that provided services to the Nuveen Funds on days on which no Board meeting were held. Per meeting fees for unscheduled Committee meetings or meetings of Ad Hoc or Special Assignment Committees were determined by the Chair of such Committee based on the complexity or time commitment associated with the particular meeting. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management may have, in its discretion, established a minimum amount to be allocated to each fund. In certain instances, fees and expenses were allocated only to those Nuveen Funds that were discussed at a given meeting.

Effective January 1, 2024, Independent Trustees receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management

and Regulatory Oversight Committee, respectively; and (b) an annual retainer of $20,000 for membership on the Dividend Committee, Investment Committee, Nominating and Governance Committee and Open-End Fund Committee, respectively. In addition to the payments described above, the Chair and/or Co-Chair of the Board receives $140,000 annually; the Chair and/or Co-Chair of the Audit Committee and the Compliance, Risk Management and Regulatory Oversight Committee receives $30,000 annually; and the Chair and/or Co-Chair of the Dividend Committee, Investment Committee, Nominating and Governance Committee and the Open-End Fund Committee receives $20,000 annually. Trustees will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its standing committees depending upon the meeting’s length and immediacy. For any special assignment committees, the Chair and/or Co-Chair will be paid a quarterly fee of $1,250 and Trustees will be paid a quarterly fee of $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Nuveen Fund Complex on the basis of relative net assets, although a minimum amount may be established to be allocated to each fund. In certain instances fees and expenses will be allocated only to those funds that are discussed at a given meeting.

Because Mr. Kenny and Mr. Starr are new to the Board, they did not receive any compensation from the Nuveen Funds prior to January 1, 2024.

INVESTMENT ADVISER, SUB-ADVISER AND PORTFOLIO MANAGERS

Investment Adviser. Nuveen Fund Advisors, LLC, the Fund’s investment adviser, is responsible for overseeing the Fund’s overall investment strategy and implementation. Nuveen Fund Advisors offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2023, Nuveen managed approximately $1.2 trillion in assets, of which approximately $140.2 billion was managed by Nuveen Fund Advisors.

Investment Management Agreement and Related Fees. Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. The Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Fund Advisors, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

Fund-Level Fee. The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.6800%
For the next $500 million	0.6550%
For the next $500 million	0.6300%
For the next $500 million	0.6050%
For the next $750 million	0.5800%
For the next $750 million	0.5550%
For the next $1.5 billion	0.5300%
For managed assets over $5 billion	0.5050%

Complex-Level Fee. The annual complex-level fee for the Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of Nuveen Fund Advisors during the 2019 calendar year. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 29, 2024, the complex-level fee rate for the Fund was 0.1601%.

The following table sets forth the management fee paid by the Fund for the last three fiscal years:

	Management Fee Net of Expense Reimbursement	Expense Reimbursement
Fiscal year ended July 31, 2021	$12,465,635	$—
Fiscal year ended July 31, 2022	$12,434,968	$—
Fiscal year ended July 31, 2023	$10,613,928	$—

In addition to the fee of Nuveen Fund Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with Nuveen Fund Advisors and Nuveen Asset Management), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A discussion regarding the basis for the Board’s most recent approval of the Investment Management Agreement for the Fund may be found in the Fund’s annual report to shareholders dated July 31 of each year.

Investment Sub-Adviser. Pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”), Nuveen Asset Management, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s sub-adviser. Nuveen Asset Management, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Fund Advisors. Nuveen Asset Management oversees day-to-day operations and provides portfolio management services to the Fund. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Sub-Advisory Agreement and Related Fees. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund with respect to Nuveen Asset Management’s allocation of Fund average daily net assets. For the services provided pursuant to the Sub-Advisory Agreements, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, as specified by the following schedule:

Average Daily Managed Assets*	Percentage of Management Fee
Up to $125 million	50.00%
For the next $25 million	47.50%
For the next $25 million	45.00%
For the next $25 million	42.50%
Over $200 million	40.00%

*	For this purpose, “Average Daily Net Assets” includes net assets attributable to any Preferred Shares and the principal amount of borrowings pursuant to the Investment Management Agreement.

The following table sets forth the management fee paid by Nuveen Fund Advisors to Nuveen Asset Management for the last three fiscal years:

Sub-Advisory Fee Paid by Nuveen Fund Advisors to Nuveen Asset Management
Fiscal year ended July 31, 2021	$5,325,359
Fiscal year ended July 31, 2022	$5,187,218
Fiscal year ended July 31, 2023	$4,329,202

A discussion regarding the basis for the Board’s most recent approval of the Sub-Advisory Agreement for the Fund may be found in the Fund’s annual report to shareholders dated July 31 of each year.

Portfolio Managers. Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management. Douglas M. Baker, CFA, is a portfolio manager for Nuveen’s global fixed income team and heads the preferred securities sector team. He is the lead portfolio manager for the Preferred Securities strategies, as well as a co-portfolio manager for the firm’s Multi-Sector strategies. Doug is also a member of the Investment Committee, which establishes investment policy for all global fixed income products. He has managed the Preferred Securities and Income strategy since its inception in 2006 and the Strategic Income strategy since 2016. Doug also manages the firm’s municipal derivatives overlay group, where he is responsible for implementing derivatives-based hedging strategies across the Nuveen municipal bond complex. Doug joined the firm in 2006 as a vice president and derivatives analyst and later his responsibilities expanded to include portfolio management duties. Previously, he spent three years at Lehman Brothers in institutional fixed income and derivatives sales and five years at Bank of America in corporate and commercial banking.

Brenda A. Langenfeld, CFA, is a portfolio manager for Nuveen’s global fixed income team and a member of the preferred securities sector team. She is the lead manager for Nuveen’s preferred and income-focused closed-end funds and portfolio manager of the Preferred Securities and Income strategy. She joined the preferred securities sector team in 2011. Brenda has been a co-manager for the Real Asset Income strategy since 2015, which invests in income generating debt and equity securities from both the real estate and infrastructure segments. In 2020 she became co-manager of the Credit Income strategy. Prior to her portfolio management roles, Brenda was a member of the high-grade credit sector team, responsible for trading corporate bonds. Previously, she was a member of the securitized debt sector team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Other Accounts Managed. The Portfolio Managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Douglas M. Baker	Registered Investment Company	5	$6.70 billion

	Other Pooled Investment Vehicles	0	$0

	Other Accounts	1456	$1.96 billion

Brenda A. Langenfeld	Registered Investment Company	9	$8.24 billion

	Other Pooled Investment Vehicles	0	$0

	Other Accounts	1460	$2.84 billion

*	Assets are as of July 31, 2023. None of the assets in these accounts are subject to an advisory fee based on performance.

As shown in the above table, the Portfolio Managers may manage accounts in addition to the Fund. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies to the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Nuveen Fund Advisors’ clients’ portfolios is organized according to investment strategies. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios which minimizes the potential for conflicts of interest.

Nuveen Fund Advisors may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Portfolio Managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest.

Nuveen Asset Management has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with Nuveen Asset Management’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Compensation. Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Material conflicts of interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the sub-adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Fund and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Fund or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Fund or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Fund shares owned by the Portfolio Manager. As of July 31, 2023, the Portfolio Managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar range.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Douglas M. Baker	None
Brenda A. Langenfeld	None

CODE OF ETHICS

The Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Securities and other related entities have adopted a combined code of ethics (the “Code of Ethics”) that essentially prohibits certain of their personnel, including the Portfolio Managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the Code of Ethics may purchase shares of the Fund subject to the restriction set forth in the Code of Ethics. Personnel subject to the Code of Ethics may purchase shares of a Fund and may generally invest in securities in which the Fund may also invest subject to the restrictions set forth in the Code of Ethics. Text-only versions of the Code of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet website at www.sec.gov. In addition, a copy of the Code of Ethics may be obtained, after paying the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES

The Fund invests its assets generally in preferred and income producing securities. The Fund may also acquire, directly or through a special-purpose vehicle, equity securities; provided that, under current non-fundamental investment restrictions, the Fund may not purchase securities of issuers for the purpose of exercising control, except to the extent that exercise by the Fund of their rights under loan agreements would be deemed to constitute exercising control. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

The Fund has delegated authority to Nuveen Fund Advisors to vote proxies for securities held by the Fund, and Nuveen Fund Advisors has in turn delegated that responsibility to Nuveen Asset Management. Nuveen Fund Advisors’ proxy voting policy establishes minimum standards for the exercise of proxy voting authority by Nuveen Asset Management.

In the rare event that an issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, Nuveen Asset Management will vote proxies in accordance with the Nuveen Proxy Voting Guidelines, which are attached, along with the Nuveen Proxy Voting Policy and Nuveen Proxy Voting Conflicts of Interest Policy and Procedures, as Appendix B to this SAI.

Nuveen Asset Management relies on a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and Nuveen investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Guidelines, these professionals then vote in a manner intended solely to advance the best interests of Fund shareholders.

Nuveen Asset Management believes that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Nuveen Fund Board or a designated committee thereof; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Fund’s proxy voting by Nuveen’s legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Fund’s proxy voting (e.g., Nuveen’s proxy voting professionals, a Board member, or a senior executive of the

Fund, Nuveen Fund Advisors, Nuveen Asset Management or their affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

Voted Proxies. Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing the Fund’s Proxy Voting Report on Form N-PX, which is available through both Nuveen’s website at http://www.nuveen.com/en-us/closed-end-funds or the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter (“OTC”) market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. The Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Fund Advisors except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Fund, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Fund.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

Substantially all of the Fund’s trades are effected on a principal basis. The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

Brokerage Commissions Paid
Fiscal year ended July 31, 2021	$31,398
Fiscal year ended July 31, 2022	$69,861
Fiscal year ended July 31, 2023	$6,422

During the fiscal year ended July 31, 2023, the Fund did not pay commissions to brokers in return for research services or hold any securities of its regular broker-dealers.

During the fiscal year ended July 31, 2023, the Fund acquired securities of its regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or of the parents of such brokers or dealers. The following table provides the names of those brokers or dealers and states the value of the Fund’s aggregate holdings of the securities of each issuer as of July 31, 2023:

Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of July 31, 2023)
Bank of America	Bank of America Corp	$26,912,322
BNP Paribas	BNP Paribas SA	$30,274,045
Citigroup Global Markets Inc.	Citigroup Inc	$49,917,916
Goldman Sachs & Co.	Goldman Sachs Group Inc	$19,746,825
HSBC Securities Inc.	HSBC Capital Funding Dollar 1 LP	$2,862,411
HSBC Securities Inc.	HSBC Holdings PLC	$46,988,884
JP Morgan Securities, Inc.	JPMorgan Chase & Co	$33,953,594
Morgan Stanley & Co.	Morgan Stanley Capital Services, LLC	$17,306,207
Morgan Stanley & Co.	Morgan Stanley	$23,290,827
UBS Securities LLC	UBS Group AG	$40,290,484
Wells Fargo Securities, LLC	Wells Fargo & Co	$36,696,626

TAX MATTERS

The following information is meant as a general summary for U.S. holders of an investment in the shares of the Fund. Please see the SAI for additional information. A description of material U.S. federal income tax consequences relating to the purchase and ownership of any Common Shares or Preferred Shares being offered will be set forth in the related prospectus supplement. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders.

Dividends paid out of the Fund’s investment company taxable income (which includes dividends the Fund receives, interest income and net short-term capital gain) will generally be taxable to shareholders as ordinary income, except as described below with respect to qualified dividend income. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains for noncorporate shareholders are currently taxable at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rate applicable to ordinary income. Distributions derived from qualified dividend income and received by a noncorporate shareholder will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the noncorporate shareholder must meet certain holding period and other requirements with respect to its shares of the Fund. A portion of the Fund’s distributions to shareholders may qualify for the dividends-received deduction available to corporate shareholders. The Fund’s investment strategies may limit its ability to make distributions that are eligible for treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction for corporate shareholders. Taxable distributions are taxable whether or not such distributions are reinvested in the Fund. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation.

If the Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a shareholder’s tax basis in its shares of the Fund, and thereafter as capital gain. Upon a sale of shares of the Fund, the amount, if any, by which the sales price exceeds the basis in the shares of the Fund is gain subject to federal income tax. Because a return of capital reduces basis in the shares of the Fund, it will increase the amount of gain or decrease the amount of loss on a shareholder’s subsequent disposition of the shares of the Fund.

As a RIC, the Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If the Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its Common Shares and/or Preferred Shares, if any, until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a RIC and/or might subject the Fund to a nondeductible 4% federal excise tax. The Fund endeavors to avoid restrictions on its ability to distribute dividends.

Dividends declared by the Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

As of July 31, 2023, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any.

Not subject to expiration:
Short-Term	$47,916,528
Long-Term	$93,620,659

Total	$141,537,187

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate and trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (the “IRS”). To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the requirements applicable to RICs under the Code.

The Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) including such income it is required to accrue, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements. The Fund’s investment in lower rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is not possible to determine the Fund’s effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various foreign countries is not known. The payment of such taxes will reduce the Fund’s return on such investments. If more than 50% of the Fund’s assets are invested in foreign securities at the end of a taxable year, the Fund will be eligible to make an election permitting shareholders to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund subject to certain limitations. If the Fund makes this election, shareholders will be required to include their share of those taxes in gross income as a distribution from the Fund. If the Fund does not make the election, the net investment income of the Fund will be reduced by the foreign taxes paid by the Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.

The Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm’s report thereon appearing in the Fund’s Annual Report for the fiscal year ended July 31, 2023 are incorporated herein by reference in this SAI. In addition, any reports and other documents subsequently filed with the SEC pursuant to Section 30(b)(2) of the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act prior to the termination of the offering will be incorporated by reference into this SAI and deemed to be part of this SAI from the date of the filing of such reports and documents. The information incorporated by reference is considered to be part of this SAI, and later information that the Fund files with the SEC will automatically update and supersede this information. The information contained in, or that can be accessed through, the Fund’s website is not part of this SAI.

Incorporated materials not delivered with the SAI may be obtained, without charge, by calling (800) 257-8787, by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or from the Fund’s website (http://www.nuveen.com).

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent with respect to the Fund’s Common Shares is Computershare Inc. and Computershare Trust Company, N.A., located at 150 Royall Street, Canton, Massachusetts 02021. The transfer agent, tender and dividend paying agent and calculation agent for any Preferred Shares, will be identified in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of KPMG LLP is 200 East Randolph Street Chicago, IL 60601.

LEGAL MATTERS

Certain legal matters in connection with the offering will be passed upon for the Fund by Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania. Stradley Ronon Stevens & Young, LLP may rely as to certain matters of Massachusetts law on the opinion of Morgan, Lewis & Bockius LLP.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, DC. The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, DC, and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

APPENDIX A

Ratings of Investments

S&P Global Ratings—A brief description of the applicable S&P Global Ratings, a Division of S&P Global Inc. (“S&P”), rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if its subject to distressed debt restructuring.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Dual Ratings

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1,2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates mat the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Substantial credit risk. Very low margin for safety. A ‘CC rating indicates that default of some kind appears probable. ‘C’ ratings signal a default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.

RD and D

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fl

Highest short-term credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC, or to Short-term ratings other than ‘FT.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. When a public rating is withdrawn, Fitch will issue a RAC that details the current rating and Outlook or Watch status (if applicable), a statement that the rating is withdrawn and the reason for the withdrawal. A RAC is not required when an issue has been redeemed, matured, repaid or paid in full. Withdrawals cannot be used to forestall a rating action. Every effort is therefore made to ensure that the rating opinion upon withdrawal reflects an updated view. However, this is not always possible, for example if a rating is withdrawn due to a lack of information. Rating Watches are also resolved prior to or concurrent with withdrawal unless the timing of the event driving the Rating Watch does not support an immediate resolution. Ratings that have been withdrawn will be indicated by the symbol ‘WD’.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

Nuveen Proxy Voting Policies

Nuveen proxy voting guidelines

Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC

Applicability

These Guidelines apply to employees of Nuveen acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”)

I. Introduction

Our voting practices are guided by our obligations to our clients.

These Guidelines set forth the manner in which the Advisers intend to vote on proxy matters involving publicly traded portfolio companies held in client portfolios, and serve to assist clients, portfolio companies and other interested parties in understanding how the Advisers intend to vote on proxy-related issues. As indicated in these Guidelines, we monitor portfolio companies’ environmental, social and governance (ESG) practices in an effort to ensure that boards consider these factors in the context of their strategic deliberations. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

We vote proxies in accordance with what we believe is in the best interest of our clients. In making those decisions, we are principally guided by advancing long-term shareholder value and may take into account many factors, including input from our investment teams and third-party research. Among other factors, we consider specific company context, including ESG practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes economic performance and shareholder value; (iii) whether the resolution promotes ESG best practices; and (iv) whether the information and actions recommended by the resolution are reasonable and practical.

The Guidelines are implemented by Nuveen’s Responsible Investing Team (RI Team) and applied in consideration of the facts and circumstances of the particular resolution. The RI Team relies on its professional judgment informed by proprietary research and reports provided by a various third-party research providers. The portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted, and may determine to vote contrary to the Guidelines if such portfolio manager determines it is in the best interest of the respective Adviser’s clients to do so. The rationale for votes submitted contrary to the Guidelines will be documented and maintained.

II. Accountability and transparency

Board of directors

Elect directors

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

Egregious compensation practices

Lack of responsiveness to a failed vote

Unequal treatment of shareholders

Adoption of inappropriate antitakeover devices

When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

Independence

When board independence is not in line with local market regulations or best practices

When a member of executive management sits on a key board committee that should be composed of only independent directors

When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

Board refreshment

When there is insufficient diversity on the board and the company has not demonstrated its commitment to adding diverse candidates

When we determine that director tenure is excessive and there has been no recent board refreshment

Contested elections

General Policy: We will support the candidates we believe will represent the best interests of shareholders.

Majority vote for the election of directors

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Establish specific board committees

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

Cumulative voting

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

Separation of Chairman and Chief Executive Officer

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by- case basis where we believe, in practice, that there is not a bona-fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

Shareholder rights

Proxy access

General Policy: We will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

Ratification of auditor

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

Right to call a special meeting

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

Antitakeover devices (poison pills)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

Whether the company has demonstrated a need for antitakeover protection

Whether the provisions of the device are in line with generally accepted governance principles

Whether the company has submitted the device for shareholder approval

Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Corporate political influence

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the long-term health of the corporation.

We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

Closed-end funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in the Guidelines. We believe that the distinctive structure of CEFs can provide important benefits to investors, but leaves CEFs uniquely vulnerable to opportunistic traders seeking short-term gains at the expense of long-term shareholders. Thus, to protect the interests of their long-term shareholders, many CEFs have adopted measures to defend against attacks from short-term oriented activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views, and voting in accordance with the best interest of our shareholders.

Compensation issues

Advisory votes on executive compensation (say on pay)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

Equity-based compensation plans

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

Golden parachutes

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

Shareholder resolutions on executive compensation

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG shareholder resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk and advance long-term shareholder value.

Environmental issues

Global climate change

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

Animal welfare

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Issues related to customers

Product responsibility

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Predatory lending

General Policy: We will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and about policies designed to prevent predatory lending practices.

Issues related to employees and suppliers

Diversity and nondiscrimination

General Policies:

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board diversity, and gender pay equity policies and practices.

Global labor standards

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Issues related to communities

Corporate response to global health risks

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Global human rights codes of conduct

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

Disclosures

Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC are SEC registered investment advisers and subsidiaries of Nuveen, LLC

Nuveen proxy voting policy

Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC

Applicability

This Policy applies to Nuveen employees acting on behalf of Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC

Policy purpose and statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company’s governance and operations and thus create the potential for value and positive long-term investment performance. When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and collectively, the “Advisers”), vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as the Responsible Investing Team (RI Team) to administer the Advisers’ proxy voting. The RI Team adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and influencing the Portfolio Company’s behavior. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Adviser’s portfolio managers and/or research analysts.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Portfolio Company includes any publicly traded company held in an account that is managed by an Adviser.

Policy requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the RI Team and Nuveen Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the RI Team, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

Advisers

1.

Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the RI Team if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2.

When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3.	Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Responsible Investing Team

1.	Performs day-to-day administration of the Advisers’ proxy voting processes.

2.

Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the RI Team, on behalf of the Advisers, takes into account many factors, including, but not limited to:

Input from Advisory Personnel

Third party research

Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3.	Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

4.	Assists with the disclosure of proxy votes as applicable on corporate website(s) and elsewhere as required by applicable regulations.

5.	Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

6.	Performs an annual vote reconciliation for review by the Committee.

7.	Arranges the annual service provider due diligence, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

8.	Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

9.	Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

10.	Creates and retains certain records in accordance with Nuveen’s Record Management program.

11.	Ensures proxy voting service provider makes and retains certain records as required under applicable regulation.

12.	Assesses, in cooperation with Advisory Personnel, whether securities on loan should be recalled in order to vote their proxies.

Nuveen Compliance

1.	Ensures proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.

2.	Ensures proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3.	Assists the RI Team with arranging the annual service provider due diligence and presenting the results to the Committee.

4.	Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Related documents

Nuveen Proxy Voting Committee Charter

Nuveen Policy Statement on Responsible Investing

Nuveen Proxy Voting Guidelines

Nuveen Proxy Voting Conflicts of Interest Policy and Procedures

Nuveen proxy voting conflicts of interest policy and procedures

Applicability

This Policy applies to employees of Nuveen (“Nuveen”) acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and collectively referred to as the “Advisers”)

Policy purpose and statement

Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (“SEC”) rules and regulations, and for accounts subject to ERISA, U.S. Department of Labor (“DOL”) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (“Policy”) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.

Nuveen’s Responsible Investing Team (“RI Team”) is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (the “Guidelines”), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the RI Team adheres to the

Guidelines which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.

Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.

Policy statement

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Advisers’ portfolio managers and research analysts.

Conflicts Watch List (“Watch List”) refers to a list maintained by the RI Team based on the following:

1.	The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:

i.	The TIAA CEO

ii.	Nuveen Executive Leadership Team

iii.	RI Team members who provide proxy voting recommendations on behalf of the Advisers,

iv.	Advisory Personnel, and

v.	Household Members of the parties listed above in Nos. 1(i)–1(iv)

The following criteria constitutes a potential Material Conflict:

•	Any individual identified above in 1(i)–1(v) who serves on a Portfolio Company’s board of directors; and/or

•	Any individual identified above in 1(v) who serves as a senior executive of a Portfolio Company.

2.	In addition, the following circumstances have been determined to constitute a potential Material Conflict:

i.	Voting proxies for Funds sponsored by a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,

ii.	Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,

iii.	Voting proxies for Portfolio Companies that have a material distribution relationship* with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,

iv.

Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity* and

v.

Any other circumstance where the RI Team, the Nuveen Proxy Voting Committee (the “Committee”), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.

In addition, certain conflicts may arise when a Proxy Service Provider or their affiliate(s), have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to disclose such relationships to the Advisers, and the RI Team reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.

Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parents, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).

Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen employee but shares a residence and is in a mutual commitment similar to marriage with such Nuveen employee.

Material Conflicts of Interest (“Material Conflict”) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.

Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services to third party clients.† TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity.

Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Proxy Voting Conflicts of Interest Escalation Form (“Escalation Form”) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.

*	Such criteria is defined in a separate standard operating procedure.
†	Such list is maintained in a separate standard operating procedure.

Policy requirements

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

The RI Team and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The RI Team and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.

The RI Team generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the RI Team, Advisory Personnel and Nuveen Compliance are required to comply with the following:

Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the RI Team’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case by case review, then the RI Team vote recommendation is evaluated using established criteria‡ to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on such provider’s benchmark policy. To the extent the RI Team believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.

The Advisers are required to adhere to the baseline standards and guiding principles governing client and personnel conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.

‡	Such criteria is defined in a separate standard operating procedure.

Roles and responsibilities

Nuveen Proxy Voting Committee

1.	Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2.	Review and approve the Policy annually, or more frequently as required.

3.	Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

4.	Review RI Team Material Conflicts reporting.

5.	Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.

Responsible Investing Team

1.	Promptly disclose RI Team members’ Material Conflicts to Nuveen Compliance.

2.

RI Team members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.

3.	Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.

4.

Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.

5.

In instances where an Escalation Form is required as described above, the RI Team member responsible for the recommendation completes and submits the form to an RI Team manager and the Committee. The RI Team will specify a response due date from the Committee typically no earlier than two business days from when the request was delivered. While the RI Team will make reasonable efforts to provide a two business day notification period, in certain instances the required response date may be shortened. The Committee reviews the Escalation Form to determine whether a Material Conflict exists and whether the rationale of the recommendation is clearly articulated and reasonable relative to the existing conflict. The Committee will then provide its response in writing to the RI Team member who submitted the Escalation Form.

6.	Provide Nuveen Compliance with established reporting.

7.	Prepare Material Conflicts reporting to the Committee and other parties, as applicable.

8.	Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.

Advisory Personnel

1.	Promptly disclose Material Conflicts to Nuveen Compliance.

2.

Provide input and/or vote recommendations to the RI Team upon request. Advisory Personnel are prohibited from providing the RI Team with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.

3.

From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the RI Team in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

Nuveen Compliance

1.	Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2.	Determine parties responsible for collection of, and providing identified Material Conflicts to, the RI Team for inclusion on the Watch List.

3.	Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.

4.	Develop and maintain, in consultation with the RI Team, standard operating procedures to support the Policy.

5.	Perform periodic monitoring to determine adherence to the Policy.

6.	Administer training to the Advisers and the RI Team, as applicable, to ensure applicable personnel understand Material Conflicts and disclosure responsibilities.

7.	Assist the Committee with the annual review of this Policy.

Nuveen Legal

1.	Provide legal guidance as requested.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Related documents

Nuveen Proxy Voting Committee Charter

Nuveen Policy Statement on Responsible Investing

Nuveen Proxy Voting Policy

Nuveen Proxy Voting Guidelines

TIAA Conflicts of Interest Policy

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

Contained in Part A:

Financial Highlights for the Nuveen Preferred & Income Opportunities Fund (the “Fund” or the “Registrant”) for the fiscal years ended July 31, 2023, 2022, 2021 2020, 2019, 2018, 2017, 2016, 2015 and 2014.

Contained in Part B:

Financial Statements are incorporated in Part B by reference to the Registrant’s July 31, 2023 Annual Report (audited) on Form N-CSR as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001193125-23-252226 on October 6, 2023.

2.	Exhibits:

a.

Amended and Restated Declaration of Trust of Registrant, dated April 2, 2012. Filed on December 13, 2016 as Exhibit 1.c to the Registrant’s Registration Statement on Form N-14 (File No. 333-215072) and incorporated by reference herein.

b.

Amended and Restated By-Laws of Registrant dated February 28, 2024 is incorporated herein by reference to Exhibit b to Nuveen Municipal High Income Opportunity Fund’s Registration Statement on Form N-2 (File Nos. 333-277778 and 811-21449), as filed with the SEC via EDGAR Accession No. 0001193125-24-063442 on March 8, 2024.

	c.	None.

	d.	Form of Share Certificate. Filed on May 7, 2003 as Exhibit d. to the Registrant’s Registration Statement on Form N-2 (File No. 333-103694) and incorporated herein by reference.

e.

Terms and Conditions of the Dividend Reinvestment Plan. Filed on February 12, 2003 as Exhibit e. to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-102903) and incorporated by reference herein.

	f.	None.

	g.1	Investment Management Agreement between the Registrant and Nuveen Fund Advisors, LLC dated October 1, 2014. Filed on December 13, 2016 as Exhibit 6.a to the Registrant’s Registration Statement on Form N-14 (File No. 333-215072) and incorporated by reference herein.

	g.2	Continuance of Investment Management Agreements, dated July 31, 2023, between the Registrant and Nuveen Fund Advisors, LLC is incorporated herein by reference to Exhibit d.3 to Nushares ETF Trust’s Registration Statement on Form N-1A (File Nos. 333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-23-219223 on August 23, 2023.

	g.3	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC dated October 1, 2014. Filed on December 13, 2016 as Exhibit 6.d to the Registrant’s Registration Statement on Form N-14 (File No. 333-215072) and incorporated by reference herein.

	g.4	Notice of Continuance of Investment Sub-Advisory Agreements, dated July 31, 2023, between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC is incorporated herein by reference to Exhibit d.11 to Nushares ETF Trust’s Registration Statement on Form N-1A (File Nos. 333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-23-219223 on August 23, 2023.

h.1

Distribution Agreement Relating to At the Market Offerings between the Registrant and Nuveen Securities, LLC dated March 18, 2021. Filed on March 19, 2021 as Exhibit h.1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-254473) and incorporated by reference herein.

Part C-1

h.2

Dealer Agreement Relating to At the Market Offerings between Nuveen Securities, LLC and Stifel, Nicolaus & Company Incorporated dated March 18, 2021. Filed on March 19, 2021 as Exhibit h.2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-254473) and incorporated by reference herein.

h.3	Distribution Agreement Relating to At-the-Market offerings between the Registrant and Nuveen Securities LLC to be filed by amendment.

h.4	Dealer Agreement Relating to At-the-Market offerings between Nuveen Securities, LLC and Stifel, Nicolaus & Company Incorporated to be filed by amendment.

i.1	Nuveen Fund Board Voluntary Deferred Compensation Plan for Independent Directors and Trustees, effective November 1, 2021, is incorporated herein by reference to Exhibit f. to Nuveen Global Net Zero Transition ETF’s Registration Statement on Form N-1A (File Nos. 333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-22-292568 on November 25, 2022.

i.2	Nuveen Fund Board Voluntary Deferred Compensation Plan for Independent Directors and Trustees, effective November 1, 2021, as amended July 1, 2023, is incorporated herein by reference to Exhibit (i)(3) to Nuveen Enhanced High Yield Municipal Bond Fund Registration Statement on Form N-2 (File No. 333-231722 and 811-23445), as filed with the SEC via EDGAR Accession No. 0001193125-23-197735 on July 28, 2023.

j.1	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated July 15, 2015 (the “Custodian Agreement”). Filed on December 13, 2016 as Exhibit 9.a to the Registrant’s Registration Statement on Form N-14 (File No. 333-215072) and incorporated by reference herein.

j.2	Amendment and revised Appendix A to Custodian Agreement, dated July 31, 2020. Filed on March 18, 2021 as Exhibit j.2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-254473) and incorporated herein by reference.

j.3	Amendment and revised Appendix A, effective September 8, 2022, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated July 15, 2015 is incorporated herein by reference to Exhibit g.3 to Post-Effective Amendment No. 81 to Nuveen Investment Trust V’s Registration Statement on Form N-1A (File Nos. 333-138592 and 811-21979), as filed with the SEC via EDGAR Accession No. 0001193125-22-314076 on December 29, 2022.

k.1	Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and Computershare Inc. and Computershare Trust Company, N.A. Filed on March 18, 2021 as Exhibit k.1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-254473) and incorporated herein by reference.

k.2	First Amendment and updated Schedule A, dated September 7, 2017, to the Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and Computershare Inc. and Computershare Trust Company, N.A. Filed on March 18, 2021 as Exhibit k.1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-254473) and incorporated herein by reference.

k.3	Second Amendment and updated Schedule A, dated February 26, 2018, to the Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and Computershare Inc. and Computershare Trust Company, N.A. Filed on March 18, 2021 as Exhibit k.1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-254473) and incorporated herein by reference.

k.4	Third Amendment and updated Schedule A, date May 11, 2020, to the Transfer Agency and Service Agreement dated June 15, 2017 between the Registrant and Computershare Inc. and Computershare Trust Company, N.A. Filed on March 18, 2021 as Exhibit k.1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-254473) and incorporated herein by reference.

Part C-2

k.5	Amended and Restated Schedule A, effective March 28, 2023, to the Transfer Agency and Service Agreement between the Registrant and Computershare Inc. and Computershare Trust Company N.A. is incorporated herein by reference to Exhibit k.5 to Nuveen California Select Tax Free Income Portfolio’s Registration Statement on Form N-2 (File Nos. 333-271871 and 811-06623), as filed with the SEC via EDGAR Accession No. 0001193125-23-143216 on May 12, 2023.

k.6	Rule 12d1-4 Investment Agreement between RiverNorth Funds as Acquiring Funds and Nuveen CEFs as Acquired Funds, dated January 19, 2022, is incorporated herein by reference to Exhibit k.6 to Nuveen California Select Tax Free Income Portfolio’s Registration Statement on Form N-2 (File Nos. 333-271871 and 811-06623), as filed with the SEC via EDGAR Accession No. 0001193125-23-143216 on May 12, 2023.

l.1	Opinion and Consent of Stradley, Ronon, Stevens & Young, LLP is filed herewith.

l.2	Opinion and Consent of Morgan, Lewis & Bockius LLP is filed herewith.

m.	Not Applicable.

n.	Consent of KPMG LLP is filed herewith.

o.	None.

p.

Subscription Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated March 3, 2003. Filed on March 25, 2003 as Exhibit p. to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-102903) and incorporated herein by reference.

q.	None.

r.1

Code of Ethics and Reporting Requirements of Nuveen, as amended January 1, 2024, is incorporated herein by reference to Exhibit p.i. to Nushares ETF Trust’s Registration Statement on Form N-1A (File Nos. 333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-051051 on February 29, 2024.

r.2

Code of Ethics for the Independent Trustees of the Nuveen Funds, TIAA-CREF Funds and TIAA-CREF Funds, dated January 1, 2024, is incorporated herein by reference to Exhibit p.ii. to Nushares ETF Trust’s Registration Statement on Form N-1A (File Nos. 333-212032 and 811-23161), as filed with the SEC via EDGAR Accession No. 0001193125-24-051051 on February 29, 2024.

s.	Calculation of Filing Fee Tables is filed herewith.

t.1	Powers of Attorney for Mses. Lancellotta, Medero and Wolff and Messrs. Toth, Moschner, Nelson, Thornton and Young, dated June 14, 2023, are filed herewith.

t.2	Powers of Attorney for Messrs. Kenny and Starr, dated January 1, 2024, are filed herewith.

Item 26:	Marketing Arrangements.

See relevant sections of the Distribution Agreement and Dealer Agreement to be filed as Exhibits h.3 and h.4, respectively, to this Registration Statement.

Item 27:	Other Expenses of Issuance and Distribution.

Printing and Engraving Fees	$50,000
Legal Fees	$65,000
Accounting Fees	$6,500
Stock Exchange Listing Fees	$2,500
Miscellaneous Fees	$1,000

$125,000

Part C-3

Item 28:	Persons Controlled by or under Common Control with Registrant.

None.

Item 29:	Number of Holders of Securities.

As of February 29, 2024:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	126,726
Preferred Shares, $0.01 par value	4
Total	126,730

Item 30:	Indemnification.

Article XII, Section 4 of the Registrant’s Declaration of Trust provides as follows:

Article XII, Section 4: Indemnification Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Part C-4

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Joint errors and omissions insurance policies against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, subject to such policies’ coverage limits, exclusions and retention.

Section 4 of the Dealer Agreement filed as Exhibit h.4 to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser and Sub-Adviser.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

Part C-5

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management of the Fund” in the Statement of Additional Information. Such information for the remaining senior officers appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Oluseun Salami, Executive Vice President and Chief Financial Officer	Senior Vice President (since 2020) NIS/R&T, Inc.; Senior Vice President and Chief Financial Officer, Nuveen Alternative Advisors LLC (since 2020), Teachers Advisors, LLC (since 2020), TIAA-CREF Asset Management LLC (since 2020) and TIAA-CREF Investment Management, LLC (since 2020); Executive Vice President (since 2022), formerly, Senior Vice President (2020-2022), and Chief Financial Officer (since 2020), Nuveen, LLC; Executive Vice President and Chief Financial Officer (since 2022), Nuveen Investments, Inc.; Executive Vice President (since 2021), formerly, Senior Vice President, Chief Financial Officer (2018-2021), Business Finance and Planning (2020) Chief Accounting Officer (2019-2020), Corporate Controller (2018-2020), Teachers Insurance and Annuity Association of America; formerly, Senior Vice President, Corporate Controller, College Retirement Equities Fund, TIAA Board of Overseers, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds (2018-2020).

Megan Sendlak, Managing Director and Controller	Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Asset Management, LLC, Nuveen Investments, Inc., Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-2020), of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly, Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC.; formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Vice President and Controller of Winslow Capital Management, LLC (since 2020).

Michael A. Perry, President	Chief Executive Officer (since 2023), formerly, Co-Chief Executive Officer (2019-2023), Executive Vice President (2017-2019) and Managing Director (2015-2017) of Nuveen Securities, LLC; and Executive Vice President (since 2017) of Nuveen Alternative Investments, LLC.

Erik Mogavero, Managing Director and Chief Compliance Officer	Formerly employed by Deutsche Bank (2013-2017) as Managing Director, Head of Asset Management and Wealth Management Compliance for the Americas region and Chief Compliance Officer of Deutsche Investment Management Americas.

Nuveen Asset Management LLC (“Nuveen Asset Management”) currently serves as sub-adviser to the Fund and as an investment adviser or sub-adviser to certain other open-end and closed-end funds and as investment adviser to separately managed accounts. The address for Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606. See “Investment Adviser, Sub-Adviser and Portfolio Managers” in Part B of the Registration Statement.

Part C-6

Set forth below is a list of each director and officer of Nuveen Asset Management, indicating each business, profession, vocation or employment of a substantial nature in which such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Nuveen Asset Management	Other Business Profession, Vocation or Employment During Past Two Years
William T. Huffman, President	Executive Vice President (since 2020) of Nuveen, LLC; formerly, Executive Vice President (2020-2023) of Nuveen Securities, LLC; President, Nuveen Investments, Inc. (since 2020), Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2019); Senior Managing Director (since 2019) of Nuveen Alternative Advisors LLC; Senior Managing Director (since 2022) and Chairman (since 2019) of Churchill Asset Management LLC.

Stuart J. Cohen, Managing Director and Head of Legal	Managing Director and Assistant Secretary (since 2002) of Nuveen Securities, LLC; Managing Director (since 2007) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary (since 2023) of Nuveen Alternatives Investments, LLC and (since 2019) of Teachers Advisors, LLC; Managing Director, Assistant Secretary (since 2019) and Assistant General Counsel (since 2023), formerly, General Counsel (2019-2023) of TIAA-CREF Investment Management, LLC; Vice President and Assistant Secretary (since 2008) of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Assistant Secretary (2003-2021) of NWQ Investment Management Company, LLC; formerly Vice President (2007-2021) and Assistant Secretary (2006-2021) of Santa Barbara Asset Management, LLC.

Travis M. Pauley, Managing Director and Chief Compliance Officer	Regional Head of Compliance and Regulatory Legal (2013-2020) of AXA Investment Managers.

Megan Sendlak Managing Director and Controller	Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-2020), of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly, Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC., formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Vice President and Controller of Winslow Capital Management, LLC (since 2020).

Item 32:	Location of Accounts and Records.

Nuveen Fund Advisors, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Fund’s Declaration of Trust, By-Laws, minutes of trustee and shareholder meetings, and contracts of the Registrant and

Part C-7

all advisory material of the investment adviser. Nuveen Asset Management, LLC, in its capacity as sub-adviser, may also hold certain accounts and records of the Fund.

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02111-2016, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors or Nuveen Asset Management.

Item 33:	Management Services.

Not applicable.

Item 34:	Undertakings.

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

a. Not applicable.

b. that, for the purpose of determining any liability under the Securities Act, each post-effective amendment to this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424 under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of

Part C-8

contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.

The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information. Additionally, the Registrant undertakes to only offer rights to purchase common and preferred shares together after a post-effective amendment to the Registration Statement relating to such rights has been declared effective.

Part C-9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 19th day of March 2024.

NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND

/s/ MARK L. WINGET
Mark L. Winget,
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ E. SCOTT WICKERHAM E. Scott Wickerham	Vice President and Controller (Principal Financial and Accounting Officer)	March 19, 2024

/s/ DAVID J. LAMB David J. Lamb	Chief Administrative Officer (principal executive officer)	March 19, 2024

Thomas J. Kenny*	Co-Chair of the Board and Trustee

Terence J. Toth*	Co-Chair of the Board and Trustee

Amy B. R. Lancellotta*	Trustee

Joanne T. Medero*	Trustee

Albin F. Moschner*	Trustee

John K. Nelson*	Trustee

Loren M. Starr	Trustee

Matthew Thornton III*	Trustee

Margaret L. Wolff*	Trustee

Robert L. Young*	Trustee

By*:	/s/ MARK L. WINGET
Mark L. Winget,
Attorney-in-Fact
March 19, 2024

*

The powers of attorney authorizing Mark L. Winget, among others, to execute this Registration Statement, and Amendments thereto, for the Trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed herewith as Exhibits t.1 and t.2.

EXHIBIT INDEX

Exhibit No.	Exhibit

l.1	Opinion and Consent of Stradley, Ronon, Stevens & Young, LLP

l.2	Opinion and consent of Morgan, Lewis & Bockius, LLP

n.	Consent of KPMG LLC

s.	Calculation of Filings Fees Table

t.1	Powers of Attorney

t.2	Powers of Attorney